Exhibit 10.2

Execution Version

TRUST AGREEMENT

BY AND AMONG

WILTON REASSURANCE COMPANY,

BANKERS LIFE AND CASUALTY COMPANY

AND

CITIBANK, N.A.

Dated as of: September 27, 2018

TABLE OF CONTENTS

		Page

Section 1.	Establishment of Trust Account; Initial Deposit	2
Section 2.	Withdrawal of Trust Assets	8
Section 3.	Redemption, Investment and Substitution of Trust Assets	14
Section 4.	The Income Account	19
Section 5.	Taxes; Right to Vote Trust Assets	19
Section 6.	Additional Rights and Duties of the Trustee	20
Section 7.	The Trustee’s Compensation, Expenses and Indemnification	24
Section 8.	Resignation of the Trustee	25
Section 9.	FMV Triggering Event and Reserve Credit Event	25
Section 10.	Termination of the Trust Account	28
Section 11.	Definitions	29
Section 12.	Governing Law	35
Section 13.	Jury Waiver	35
Section 14.	Notices	36
Section 15.	Successors and Assigns; No Third-Party Beneficiaries	37
Section 16.	Entire Agreement	38
Section 17.	Interpretation	38
Section 18.	Waivers and Amendments	38
Section 19.	Severability	39
Section 20.	Execution in Counterparts	39

	EXHIBITS

Exhibit A-1	Initial Transferred Assets
Exhibit A-2	Loan Assignment Documents
Exhibit B	Designated Administrative Account
Exhibit C-1	Form of Beneficiary Withdrawal Notice
Exhibit C-2	Form of Grantor Withdrawal Notice
Exhibit C-3	Form of Document Release Letter
Exhibit C-4	Form of FMV Grantor Withdrawal Notice
Exhibit D-1	Form of FMV Triggering Event Certification
Exhibit D-2	Form of Notice of Cure of FMV Triggering Event
Exhibit D-3	Form of Reserve Credit Event Certification
Exhibit D-4	Form of Notice of Cure of Reserve Credit Event
Exhibit E-1	Form of Designated Administrative Account Transfer Notice
Exhibit E-2	Form of RCE Designated Administrative Account Transfer Notice
Exhibit E-3	Form of Grantor Servicing Notice
Exhibit F	Investment Guidelines
Exhibit G-1	Eligible Derivative Checklist
Exhibit G-2	Equity Investment Checklist
Exhibit G-3	Mortgage Loan Checklist
Exhibit G-4	Private Placement Checklist

1

TRUST AGREEMENT
THIS TRUST AGREEMENT, dated as of September 27, 2018 (this “Agreement”), is by and among Wilton Reassurance Company, an insurance company domiciled in the State of Minnesota (the “Grantor”), Bankers Life and Casualty Company, an insurance company domiciled in the State of Illinois (the “Beneficiary”), and Citibank, N.A., as trustee (such bank, in its capacity as trustee, being referred to as the “Trustee”). The Grantor, the Beneficiary and the Trustee shall each be deemed a “Party”.
RECITALS
WHEREAS, pursuant to a Coinsurance Agreement by and between the Beneficiary and the Grantor dated as of the date hereof, (the “Coinsurance Agreement”), the Beneficiary is ceding to the Grantor, and the Grantor is reinsuring, the Reinsured Risks (as defined in the Coinsurance Agreement) pursuant to the terms and conditions of the Coinsurance Agreement;
WHEREAS, pursuant to the Coinsurance Agreement, the Grantor desires to establish with the Trustee a trust account, in the name of the Grantor (the “Trust Account”);
WHEREAS, pursuant to the Coinsurance Agreement, on the date hereof the Grantor or the Beneficiary on behalf of the Grantor shall transfer, or cause to be transferred, to the Trustee, for deposit in the Trust Account, Trust Assets (as hereinafter defined) to be made subject to this Agreement in order to secure payment of amounts at any time and from time to time owing by the Grantor to the Beneficiary under the Coinsurance Agreement;
WHEREAS, pursuant to the Coinsurance Agreement, from time to time the Grantor shall transfer, or cause to be transferred, to the Trustee, for deposit in the Trust Account, Trust Assets to be made subject to this Agreement in order to secure payments of amounts at any time and from time to time owing by the Grantor to the Beneficiary under the Coinsurance Agreement;
WHEREAS, the Trustee has agreed to act as Trustee hereunder and, in accordance with the terms hereof, to hold Trust Assets in trust in the Trust Account on the terms herein set forth; and
WHEREAS, this Agreement is made for the benefit of the Beneficiary and for the purpose of setting forth the duties and powers of the Trustee with respect to the Trust Account;
NOW, THEREFORE, for and in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties hereby agree as follows:

Section 1.	Establishment of Trust Account; Initial Deposit.

(a)Concurrently with the execution and delivery of this Agreement, the Trustee shall establish a Trust Account in the Grantor’s name, and shall administer the Trust Account as Trustee for the sole benefit, security and protection of the Beneficiary in accordance with the terms of this Agreement. Trust Assets credited to the Trust Account shall be subject to withdrawal by the Beneficiary and the Grantor as set forth herein. The Trustee and its lawfully appointed successors are authorized and shall have power to receive Eligible Assets (as hereinafter defined) as the Grantor (or the Beneficiary on behalf of the Grantor) transfers to or vests in the Trustee or places under the Trustee’s possession and control, and to hold, invest, reinvest, manage and dispose of the same for the uses and purposes and in the manner and according to the provisions hereinafter set forth. All such Eligible Assets at all times shall be maintained in the Trust Account, separate and distinct from all other assets of the Trustee, and shall be continuously maintained by the Trustee.

(b)On the date hereof, the Grantor (or the Beneficiary on behalf of the Grantor) is transferring (or causing to be transferred) to the Trustee, for deposit to the Trust Account, the Eligible Assets listed on Exhibit A-1 hereto, and, after the date hereof, the Grantor may transfer to the Trustee, for deposit to the Trust Account, additional Eligible Assets as it may from time to time be required to deposit by this Agreement or the Coinsurance Agreement (all such Eligible Assets in the Trust Account and proceeds thereof are collectively “Trust Assets”). The Grantor, prior to depositing Eligible Assets (other than Equity Investments or Eligible Derivatives) with the Trustee, shall execute or cause to be executed assignments, endorsements in blank or other documents necessary to transfer legal title to the Trustee of all shares, obligations or any other assets requiring assignment, in order that the Beneficiary or the Trustee, upon the direction of the Beneficiary, may whenever necessary negotiate any such Eligible Assets without the consent or signature from the Grantor or any other Person.

(c)The Grantor, prior to depositing Equity Investments with the Trustee, shall execute or cause to be executed assignments, endorsements in blank, or other documents necessary to transfer legal title to the Trustee (or, in the event that the issuer of such Equity Investment, the Trustee or a Governmental Authority having jurisdiction over the Grantor objects to having such Equity Investment registered in the name of the Trustee or its nominee following commercially reasonable efforts by the Grantor to arrange for such registration, to the Beneficiary upon any withdrawal of such Equity Investment by the Beneficiary from the Trust Account) of all certificates, shares, obligations or any other assets requiring assignment (it being understood that the Grantor shall not be responsible for such documentation (or any information in such documentation) required to be provided by the Beneficiary, and the Grantor shall be excused herein to the limited extent any such information or documentation is not timely provided by the Beneficiary) in order that the Trustee, upon the direction of the Beneficiary, may whenever necessary transfer and assign to the Beneficiary any such Equity Investment without the consent or signature from the Grantor or any other Person. In the event that any Equity Investment is not at the time of deposit with the Trustee a certificated security under Article 8 of the Uniform Commercial Code of the State of New York (“UCC”) or any other State (as defined in the UCC) and later becomes certificated, the Grantor shall promptly deposit with the Trustee all certificates issued by the issuer of the Equity Investments that represent such Equity Investments.

(d)The Grantor, prior to depositing with the Trustee (i) any Equity Investment that is not to be registered in the name of the Trustee or its nominee or (ii) any Eligible Derivative, shall enter into, and provide to the Trustee, an assignment agreement with the issuer of such Equity Investment or counterparty of such Eligible Derivative directing such issuer or counterparty to transfer to the Trust Account any and all amounts otherwise payable to the Grantor under, and subject to all terms and conditions of, such Equity Investment or Eligible Derivative and evidencing the acknowledgement and consent of such issuer or counterparty to such direction. Neither (i) the Trustee nor (ii), other than as arising upon and following any withdrawal of such Equity Investment or Eligible Derivative by the Beneficiary from the Trust Account, the Beneficiary, shall assume any obligations or liability under any Equity Investments or Eligible Derivative. The form of such assignment agreement shall be subject to the prior written consent of the Beneficiary, such consent not to be unreasonably withheld, conditioned or delayed.

(e)The Grantor hereby represents, warrants and covenants (i) that any assets (other than Equity Investments or Eligible Derivatives) transferred by the Grantor to the Trustee for deposit to the Trust Account will be in such form that the Beneficiary whenever necessary may, and the Trustee upon direction by the Beneficiary may, negotiate any such assets without consent or signature from the Grantor or any Person in accordance with the terms of this Agreement; (ii) that any Equity Investments or Eligible Derivatives transferred by the Grantor to the Trustee for deposit to the Trust Account will be in such form (it being understood that the Grantor shall not be responsible for such documentation (or any information in such documentation) required to be provided by the Beneficiary, and the Grantor shall be excused herein to the limited extent any such information or documentation is not timely provided by the Beneficiary) that the Trustee, upon direction by the Beneficiary, may transfer and assign to the Beneficiary any such assets without consent or signature from the Grantor or any Person in accordance with the terms of this Agreement; and (iii) that all assets transferred by the Grantor to the Trustee for deposit to the Trust Account will consist only of Eligible Assets at the time of such transfer. The Trustee shall have no responsibility whatsoever to determine at any time whether any Trust Assets are or continue to be Eligible Assets.

(f)The Grantor does hereby pledge, assign, convey and transfer to the Beneficiary and does hereby grant to the Beneficiary a first priority continuing security interest in, lien on and right of set-off against, all of the Grantor’s right, title and interest (legal, equitable or otherwise) in and to and power to transfer, all Equity Investments that are deposited with the Trustee but not registered in the name of the Trustee or its nominee, including all investment property, general intangibles, accounts and certificates, constituting, relating to or arising from the Equity Investments, whether derived from the applicable certificate of formation (or similar document), operating agreement (or similar document), statute or otherwise, including all economic rights, membership status, management rights constituting, relating to or arising therefrom, and all proceeds of the foregoing (the “Collateral”), in each case, wherever located, whether now owned or hereafter acquired or arising and whether governed by Article 9 of the UCC or other law, to secure the Grantor’s obligations to the Beneficiary under the Coinsurance Agreement. The Grantor will reimburse the Beneficiary for the amount of reasonable third party costs and expenses incurred thereby in connection with the filing or maintenance of required financing statements and similar actions as may be necessary or appropriate to establish or maintain the subject perfected security interests. It is hereby agreed that all such Collateral shall be deemed to be held by the Trustee for the Beneficiary’s benefit in accordance with the terms of this Agreement.

(g)The Grantor shall execute and deliver and the Beneficiary is authorized to execute and deliver any and all financing statements reasonably requested by the Beneficiary to the extent that it may appear appropriate to the Beneficiary to file such financing statements in order to perfect the Beneficiary’s title and security interest under Article 9 of the Uniform Commercial Code in all applicable states to any and all Collateral, and the Grantor shall do such further acts and things as the Beneficiary may reasonably request in order that the security interest granted hereunder may be maintained as a first priority continuing perfected security interest.

(h)The Trustee hereby confirms and agrees that:

(i)the Trustee shall not change the name or account number of the Trust Account without the prior written consent of the Grantor and the Beneficiary; and

(ii)all securities or other property that take the form of an instrument or certificated security underlying any Trust Assets credited to the Trust Account shall be registered in the name of the Trustee or its nominee, endorsed to the Trustee or in blank (either on the related instrument, on the certificated security or on a stock power), with any powers and resolutions to the Trustee as necessary for the Trustee to freely negotiate such securities.

(i)The Grantor hereby represents, warrants and covenants to the Beneficiary

(i)    that the Grantor will own its interest in the assets deposited by it into the Trust Account (other than any assets deposited by the Beneficiary on behalf of the Grantor, as to which the Grantor makes no representations or warranties) free and clear of any security interest in, or lien or adverse claim on, such assets, other than the beneficial interests in favor of the Beneficiary created hereunder.
(ii)    As regards each Equity Investments deposited with the Trustee:
(A)    At the time of deposit there shall be no outstanding capital calls or other payment obligations then due and owing of the Grantor under or with respect to such Equity Investment; and
(B)    The Grantor shall timely satisfy, at no cost to the Trustee or the Beneficiary, all capital calls or other obligations of the Grantor or of the Trustee arising under or with respect to such Equity Investment during the time that such Equity Investment is held in or allocated to the Trust Account.
(j)
(i)The Grantor may retain a professional servicer to service the Mortgage Loans and Participation Assets (each as hereinafter defined) on its behalf, in furtherance of the Grantor’s exclusive right, power and authority to service, manage and administer the Mortgage Loans and Participation Assets in the Trust Account, upon reasonable advance written notice to, but without the approval or consent of, the Trustee or Beneficiary, provided that the retention of such servicer shall not relieve the Grantor from any of its obligations or liabilities hereunder, and the Grantor shall remain responsible for all obligations or liabilities of such servicer with respect to the provision of such service or services as if provided by the Grantor. The Grantor may remove any servicer under any Servicing Agreement (as hereinafter defined) and appoint a successor servicer pursuant to the terms of the applicable Servicing Agreement or such other servicing agreements, without the consent or approval of, but only upon written notice of such removal and appointment to the Trustee and to the Beneficiary.

(ii)Upon any withdrawal by the Beneficiary of a Mortgage Loan from the Trust Account in accordance with the provisions of Section 2, if so directed by the Beneficiary and to the extent Grantor has such rights under the applicable Servicing Agreement with respect to such Mortgage Loan, Grantor shall exercise its termination rights under such Servicing Agreement with respect to such Mortgage Loan as promptly as possible in accordance with the terms of such Servicing Agreement, at the sole expense of the Grantor, and without the need for any further action by the Trustee, and upon such termination, the Beneficiary shall have the right to appoint a successor servicer without the consent or approval of the Trustee or the Grantor. Upon a termination of the applicable Servicing Agreement with respect to a Mortgage Loan as contemplated above, the Grantor agrees to, and shall use commercially reasonable efforts to cause the servicer to, reasonably cooperate with the Beneficiary to assist with the transfer of servicing responsibilities to the successor servicer appointed by the Beneficiary and to cause any such servicer to transfer to the Beneficiary or its servicer all funds held by the servicer with respect to such Mortgage Loan, including without limitation all collections, reserves and escrows relating to such Mortgage Loan. In connection with any such withdrawal by the Beneficiary, the Grantor shall transfer to the Beneficiary all funds held by the Grantor with respect to such Mortgage Loan, including without limitation all collections, reserves and escrows relating to such Mortgage Loan.

(k)In addition to the provisions of Section 1(b), with respect to Mortgage Loans and Participation Assets:
(i)prior to the deposit by the Grantor of any Mortgage Loan or Participation Asset into the Trust Account, the Grantor shall deliver to the Trustee a complete and accurate set of Loan Assignment Documents; provided, that, as to Mortgage Loans, (x) Grantor shall submit any Recordable Loan Assignment Documents to the appropriate office for recordation or filing, as applicable, and (y) for the initial deposit of a Mortgage Loan in the Trust Account, Grantor shall only be required to provide copies of the Recordable Loan Assignment Documents that have been sent for recordation or filing. The Grantor covenants that, upon its receipt of a Trailing Document (as hereinafter defined), it shall promptly provide such Trailing Document to the Trustee. In the event that the Trailing Documents with respect to any Mortgage Loan are not so provided within sixty (60) days following such initial deposit, such Mortgage Loan shall cease to be a “Trust Asset” in the Trust Account for the purposes of determining the balance of the Trust Account, in each case until all Trailing Documents are delivered to the Trustee.

(ii)Upon Trustee’s receipt of Loan Assignment Documents with respect to any Mortgage Loan or Participation Asset, the Trustee shall verify that it has received fully executed (and with respect to the Recordable Loan Assignment Documents, copies indicating they have been recorded) versions of each of the Loan Assignment Documents set forth on the Mortgage Loan Checklist or Participation Asset Checklist, as applicable, and shall send a completed copy of the Mortgage Loan Checklist or Participation Asset Checklist, as applicable, to Grantor and Beneficiary within one (1) Business Day following Trustee’s receipt of the Loan Assignment Documents. The Grantor shall be solely responsible for delivering to the Trustee in a timely manner each and every Loan Assignment Document required for each Mortgage Loan and Participation Asset deposited into the Trust Account, and for completing or correcting any missing, incomplete or inconsistent documents. Upon Trustee’s receipt of additional Loan Assignment Documents or Trailing Documents, the Trustee shall update the applicable Mortgage Loan Checklist or Participation Asset Checklist and shall send such updated Mortgage Loan Checklist or Participation Asset Checklist within one (1) Business Day following Trustee’s receipt of the additional Loan Assignment Documents or Trailing Documents, as applicable. Except as otherwise specified in paragraph (i) above, a Mortgage Loan or Participation Asset shall be deemed a Trust Asset in the Trust Account only after all Loan Assignment Documents have been received by the Trustee and the Trustee has delivered a Mortgage Loan Checklist or Participation Asset Checklist, as applicable, to Beneficiary confirming the same.

(iii)The Grantor shall take such actions as shall become necessary or appropriate to maintain the assignability of Mortgage Loans and Participation Assets held in the Trust Account during the term of this Agreement, including, but not limited to, obtaining any consents necessary to transfer any Mortgage Loans and Participation Assets. The Grantor hereby represents, warrants and covenants with the Beneficiary and the Trustee that any consents required to effect any sale, transfer or assignment with respect to any Mortgage Loan or Participation Asset have been or will have been obtained prior to the deposit of such Mortgage Loan into the Trust Account. The Beneficiary and the Trustee acknowledge and agree that the right to sell, transfer or assign a Participation Asset may be qualified under any applicable Participation Agreement by requirement to sell to certain qualified purchasers or subject to a right of first refusal or other similar restrictions.

(l)In addition to the provisions of Section 1(b) with respect to Equity Investments, Eligible Derivatives and Private Placements:

(i)prior to the deposit by the Grantor of any Equity Investment Eligible Derivative or Private Placement into the Trust Account, the Grantor shall deliver to the Trustee a complete and accurate set of Other Assignment Documents.

(ii)Upon Trustee’s receipt of Other Assignment Documents with respect to any Equity Investment, Eligible Derivative or Private Placement, the Trustee shall verify that it has received fully executed versions of each of the Other Assignment Documents set forth on the Equity Investment Checklist, Eligible Derivative Checklist or Private Placement Checklist, as applicable, and shall send a completed copy of the Equity Investment Checklist, Eligible Derivative Checklist, or Private Placement Checklist as applicable, to Grantor and Beneficiary within one (1) Business Day following Trustee’s receipt of the Other Assignment Documents. The Grantor shall be solely responsible for delivering to the Trustee in a timely manner each and every Other Assignment Documents required for each Equity Investment, Eligible Derivative or Private Placement deposited into the Trust Account by the Grantor, and for completing or correcting any missing, incomplete or inconsistent documents. Upon Trustee’s receipt of additional Other Assignment Documents, the Trustee shall update the applicable Equity Investment Checklist, Eligible Derivative Checklist or Private Placement Checklist, and shall send such updated Equity Investment Checklist, Eligible Derivative Checklist or Private Placement Checklist within one (1) Business Day following Trustee’s receipt of the additional Other Assignment Documents. An Equity Investment, Eligible Derivative or Private Placement shall be deemed a Trust Asset in the Trust Account only after all Other Assignment Documents have been received by the Trustee and the Trustee has delivered an Equity Investment Checklist, Eligible Derivative Checklist or Private Placement Checklist as applicable, to Beneficiary confirming the same; provided that any Equity Investment, Eligible Derivative or Private Placement deposited by the Beneficiary shall be deemed a Trust Asset in the Trust Account upon deposit.

(iii)The Grantor shall be solely responsible for delivering to the Trustee in a timely manner each and every Other Assignment Document required for each Equity Investment, Eligible Derivative or Private Placement deposited into the Trust Account, and for completing or correcting any missing, incomplete or inconsistent documents.

(iv)Subject to the terms and conditions of the agreement evidencing or affecting the Equity Investments, Eligible Derivatives or Private Placements, as applicable, the Grantor shall take such actions as shall become necessary or appropriate to maintain the assignability to the Beneficiary of Equity Investments, Eligible Derivatives and Private Placements held in the Trust Account during the term of this Agreement. The Grantor hereby represents, warrants and covenants with the Beneficiary and the Trustee that any consents required to effect any sale, transfer or assignment to the Beneficiary with respect to any Equity Investment, Eligible Derivative or Private Placement have been or will have been obtained prior to the deposit of such Equity Investment, Eligible Derivative or Private

Placement into the Trust Account. The Beneficiary and the Trustee acknowledge and agree that the right to sell, transfer or assign an Equity Investment, Eligible Derivative or Private Placement may be qualified under the agreement evidencing or affecting the Equity Investment, Eligible Derivative or Private Placement such as requiring the consent of the General Partner or derivative counterparty, as applicable.

Section 2.    Withdrawal of Trust Assets.

(a)Beneficiary Withdrawal.

(i)Notwithstanding any other provision of this Agreement, the Beneficiary shall have the unconditional right to withdraw Trust Assets valued at Fair Market Value from the Trust Account at any time and from time to time, upon the delivery of (x) a written notice from the Beneficiary Authorized Officers to the Trustee (with respect to a withdrawal pursuant to Section 4.7(a) of the Coinsurance Agreement, with a simultaneous copy to the Grantor), substantially in the form attached hereto as Exhibit C-1 (a “Beneficiary Withdrawal Notice”) specifying the Trust Assets to be withdrawn, and (y) all applicable Loan Assignment Documents or Other Assignment Documents, in each case, for any of the purposes set forth in Section 4.7(a) or Section 4.7(b) of the Coinsurance Agreement (as applicable), and assets withdrawn from the Trust Account may be utilized and applied by the Beneficiary (or any successor by operation of law of the Beneficiary, including any liquidator, rehabilitator, receiver or conservator of the Company), without diminution because of insolvency on the part of the Beneficiary or Grantor. Each withdrawal from the Trust Account by the Beneficiary shall constitute a representation and certification of the Beneficiary to the Grantor that such withdrawal is being made in accordance with the terms of the Coinsurance Agreement and this Agreement. The Beneficiary shall not deliver a Beneficiary Withdrawal Notice except as expressly permitted by this Section 2(a).

(ii)Other than a Beneficiary Withdrawal Notice and the applicable Loan Assignment Documents or Other Assignment Documents, no other statement or document need be presented by the Beneficiary in order to withdraw Trust Assets. Upon receipt of a Beneficiary Withdrawal Notice, the Trustee shall immediately take any and all steps necessary to transfer absolutely and unequivocally all right, title and interest in the Trust Assets being withdrawn to or for the account of Beneficiary or its designee as set forth in the Beneficiary Withdrawal Notice, including executing the applicable Loan Assignment Documents or Other Assignment Documents provided by Beneficiary. The Trustee shall be protected and indemnified for any loss, liability or damage incurred by it in relying upon and following any Beneficiary Withdrawal Notice for such withdrawal that on its face conforms to the requirements of this Agreement.

(iii)The Grantor hereby authorizes the Trustee and Beneficiary to (i) prepare and file, on behalf of itself or either of them, any UCC-3 assignment, and (ii) record any assignments delivered as a Loan Assignment Document in the related real property records, in each case in connection with the withdrawal of any Mortgage Loan pursuant to a Beneficiary Withdrawal Notice or in connection with the sale, assignment or transfer of any Mortgage Loan. Such filings and recordings shall be the responsibility of Beneficiary acting directly or through one or more designated agents.

(iv)In connection with the withdrawal of any Mortgage Loan or Participation Asset by the Beneficiary, the Beneficiary may direct the Trustee in writing to, and the Trustee shall, in its capacity as Trustee and not in its individual capacity, transfer the applicable Loan Assignment Documents and any other transfer documents provided to the Trustee for execution in appropriate form, necessary to endorse and transfer the Mortgage Loan or Participation Asset to the Beneficiary, and the Trustee shall reasonably cooperate with Beneficiary in providing any information or documentation necessary to effect such assignment (to the extent such information or documentation exists and is in the possession or control of the Trustee). The Grantor hereby grants the Beneficiary a limited power of attorney to act on behalf of the Grantor to the extent necessary to obtain the consents or approvals required to effect the transfer of any Mortgage Loan or Participation Asset in connection with any withdrawal by the Beneficiary permitted hereunder, and the Grantor shall reasonably cooperate with the Beneficiary in providing any information or documentation necessary to effect such sale, transfer or assignment. In the event that the Beneficiary withdraws a Mortgage Loan or Participation Asset from the Trust Account pursuant to this Agreement, then, unless otherwise agreed by the Grantor and the Beneficiary in writing with notice to the Trustee, only the entire Mortgage Loan or Participation Asset (and not a portion thereof) then in the Trust Account may be assigned or transferred to the Beneficiary. The Grantor acknowledges and agrees that, promptly following its receipt of notice of the withdrawal of a Mortgage Loan from the Trust Account, the Grantor will provide written notice to the applicable servicer of such withdrawal.

(v)In connection with the withdrawal of any Equity Investment, Eligible Derivative or Private Placement by the Beneficiary, the Trustees shall deliver the applicable Other Assignment Documents to the Beneficiary, duly endorsed as necessary to transfer and assign such asset to the Beneficiary.

(vi)During the continuation of a FMV Triggering Event the provisions set forth in this Section 2(a) shall be modified as set forth in Section 9.

(b)Grantor Withdrawal.

(i)If the aggregate Statutory Book Value of the Eligible Assets held in the Trust Account at the end of any Accounting Period exceeds the Required Balance at the end of such Accounting Period, the Grantor shall have the right to withdraw Trust Assets from the Trust Account in accordance with the provisions of this Section 2(b) in an amount not to exceed such excess; provided that the ratio of the aggregate Statutory Book Value of the Eligible Assets held in the Trust Account to the Fair Market Value of such Eligible Assets will not increase as a result of such withdrawal other than de minimis increases associated with the removal of cash or cash equivalents. The Grantor shall have a right to withdraw Trust Assets from the Trust Account pursuant to the preceding sentence by delivering (x) a written notice from the Grantor Authorized Officers, substantially in the form attached hereto as Exhibit C-2 (a “Grantor Withdrawal Notice”), and (y) all applicable Loan Assignment Documents or Other Assignment Documents, in each case, to the Trustee with a copy to the Beneficiary. The Grantor Withdrawal Notice shall specify the invested Trust Assets or cash amount to be withdrawn. Each withdrawal from the Trust Account by the Grantor shall constitute a representation and certification of the Grantor to the Beneficiary that such withdrawal is being made in accordance with the terms of the Coinsurance Agreement and this Agreement. The Grantor shall not deliver a Grantor Withdrawal Notice except as expressly permitted by this Section 2(b).

(ii)The Trustee shall, within two (2) Business Days following receipt of a Grantor Withdrawal Notice, send to the Beneficiary a copy of such Grantor Withdrawal Notice in the manner specified in Section 14. The occurrence of any one of the following four (4) events subsequent to the Grantor giving a Grantor Withdrawal Notice to the Trustee and the Beneficiary under Section 2(b)(i) shall be a condition precedent to the withdrawal of Trust Assets by the Grantor in accordance with such Grantor Withdrawal Notice:

(1)
Fifteen (15) days shall have elapsed from and including the date on which the Trustee and the Beneficiary shall both have received a copy of the applicable Grantor Withdrawal Notice, and the Trustee shall not have received any notice, given as provided in Section 14, from the Beneficiary disputing the amount of Trust Assets requested for withdrawal by the Grantor in such Grantor Withdrawal Notice;

(2)	The Trustee shall have received a certificate signed by the Beneficiary and the Grantor fixing and determining the amount of Trust Assets, if any, the Grantor may withdraw from the Trust Account;

(3)
The Trustee shall have received a certificate from the Grantor certifying that a non-appealable award from an arbitration panel or judgment from a court of competent jurisdiction has been entered specifying the amount of Trust Assets which the Grantor may withdraw from the Trust Account, with a copy of such arbitration award or judgment attached; or

(4)	The Trustee shall have received, in the manner provided in Section

14, written confirmation from the Beneficiary consenting to the withdrawal requested in the Grantor Withdrawal Notice.
The satisfaction of such condition precedent shall be the sole condition to the withdrawal of such Trust Assets by Grantor.
(iii)In the event that the Grantor makes a demand to the Trustee to withdraw a Mortgage Loan or Participation Asset held in the Trust Account pursuant to Section 2(b)(i) above, then only the entire Mortgage Loan or Participation Asset (and not a portion thereof) may be withdrawn by the Grantor; provided, further, that in connection with any withdrawal of any Mortgage Loan or Participation Asset under this Section 2(b)(iii), the Grantor or the applicable Investment Manager (as hereinafter defined) shall obtain any consents required to effect such sale, transfer or assignment, and the Trustee shall reasonably cooperate with the Grantor in providing any information or documentation necessary to effect such withdrawal (to the extent such information or documentation exists and is in the possession or control of the Trustee).

(iv)In the event that the Grantor makes a demand to the Trustee to withdraw an Equity Investment, Eligible Derivative or Private Placement held in the Trust Account pursuant to Section 2(b)(i) above, then the Grantor or the applicable Investment Manager (as hereinafter defined) shall obtain any consents required to effect such sale, transfer or assignment, and the Trustee shall reasonably cooperate with the Grantor in providing any information or documentation necessary to effect such withdrawal (to the extent such information or documentation exists and is in the possession or control of the Trustee).

(v)Upon receipt of a Grantor Withdrawal Notice and the satisfaction of any of the conditions precedent set forth in Section 2(b)(ii), the Trustee shall immediately take any and all necessary steps to transfer the Trust Assets being withdrawn to or for the account of the Grantor or its designee as set forth in the Grantor Withdrawal Notice, including executing the Loan Assignment Documents or Other Assignment Documents provided by Grantor. The Trustee shall be protected and indemnified for any loss, liability or damage incurred by it in relying upon and following any Grantor Withdrawal Notice for such withdrawal that on its face conforms to the requirements of this Agreement.

(vi)The Grantor shall also have the right, at any time and from time to time, to request from the Trustee, whereupon the Trustee shall deliver to the Grantor within five Business Days following receipt of request therefor, subject only to written notice from the Grantor to the Trustee in the form as attached hereto as Exhibit E (a “Grantor Servicing Notice”), documentation previously delivered to the Trustee that relates to the Mortgage Loan(s) and Participation Asset(s) specified in such Grantor Servicing Notice, (A) as required in connection with (I) the payoff of such Mortgage Loan or Participation Asset, (II) the sale of such Mortgage Loan or Participation Asset by the Grantor, or (III) the

modification, restructuring, foreclosure, deed-in-lieu or other liquidation of the property serving as collateral for such Mortgage Loan or Participation Asset, or (B) as otherwise reasonably requested by the Grantor. The Grantor Servicing Notice shall also specify an instruction to the Trustee as to where such Mortgage Loan documentation shall be delivered.

(vii)For Mortgage Loans or Underlying Assets of a Participation Asset being repaid in full, the Trustee shall deliver all related documentation in its possession to the Grantor for handling in accordance with the Grantor’s or the applicable servicer’s procedures for paid-off mortgages, upon written notice from the Grantor to the Trustee that such Mortgage Loan or Underlying Asset of a Participation Asset has been paid off in full.

(viii)During the continuation of a FMV Triggering Event the provisions set forth in this Section 2(b) shall be modified as set forth in Section 9.

(c)Designated Administrative Account Withdrawals. Notwithstanding anything to the contrary herein, in addition to rights of the Grantor to withdraw Trust Assets set forth in Sections 2(b)(i)-(v), the Grantor shall have the right once per calendar month during the term of this Agreement to direct the Trustee to withdraw Trust Assets consisting of cash and cash equivalents from the Trust Account and to transfer such Trust Assets to the Designated Administrative Account in an amount up to the applicable Monthly Funding Limit upon written notice to the Trustee, with a simultaneous copy to the Beneficiary, substantially in the form attached hereto as Exhibit E-1 (the “Designated Administrative Account Transfer Notice”) specifying the amount and specific Trust Assets to be withdrawn and certifying the satisfaction of the conditions noted in this Section 2(c) with respect to such amounts. Each withdrawal from the Trust Account by the Grantor pursuant to this Section 2(c) shall constitute a representation and certification of the Grantor to the Beneficiary that such withdrawal is being made in accordance with the terms of the Coinsurance Agreement and this Agreement, including the terms of this Section 2(c). The Grantor shall not deliver a Designated Administrative Account Transfer Notice except as expressly permitted by this Section 2(c). Other than a Designated Administrative Account Transfer Notice, no other statement or document need be presented by the Grantor in order to transfer Trust Assets consisting of cash and cash equivalents pursuant to this Section 2(c) to the Designated Administrative Account.

(d)The Party withdrawing Trust Assets as permitted pursuant to Sections 2(a) or 2(b) or 2(c) shall be referred to herein as the “Withdrawing Party” and the Beneficiary Withdrawal Notice, the Grantor Withdrawal Notice, the FMV Grantor Withdrawal Notice, the Designated Administrative Account Transfer Notice or the RCE Designated Administrative Account Transfer Notice, as applicable, shall be referred to herein as a “Withdrawal Notice”.

(e)Following receipt of a Withdrawal Notice and, in the case of a Grantor Withdrawal Notice, upon satisfaction of any of the conditions precedent set forth in Section 2(b)(ii), the Trustee shall promptly take any and all steps necessary to transfer, absolutely and unequivocally, all right, title and interest to the invested Trust Assets or cash amount specified in such Withdrawal Notice, including executing the Loan Assignment Documents or Other Assignment Documents provided by Grantor, and shall deliver such invested Trust Assets or cash amount as specified in such notice to the appropriate Party. The Beneficiary or the Grantor (as applicable) shall acknowledge receipt of any such Trust Assets withdrawn upon request by the Trustee.

(f)The Trustee shall be fully protected in relying conclusively upon any Withdrawal Notice or any other written demand, instruction, direction, acknowledgment, statement, notice, resolution, request, consent, order, certificate, report, appraisal, opinion, electronic mail, letter, or other communication (collectively, “Communications”) of the Beneficiary or the Grantor, as applicable, for any such withdrawal that on its face conforms to the requirements of this Agreement.

(g)Subject to Section 3 of this Agreement, in the absence of a Withdrawal Notice, the Trustee shall allow no substitutions or withdrawals of any Trust Asset from the Trust Account. The Parties agree that the Trustee shall have no responsibility whatsoever to determine that any Trust Assets withdrawn from the Trust Account pursuant to this Section 2(g) will be used and applied in the manner contemplated therein.

(h)The Trustee may neither take, nor consent to the taking of, any action which would or could result in the placement of any lien on any Trust Assets. In addition, the Trustee shall have no authority to assign, transfer, pledge, or set off any of the Trust Assets except as expressly permitted herein. Neither the Grantor, nor the Trustee, nor their respective successors and assigns, shall alienate, sell, transfer, assign, encumber or otherwise impair any of the Trust Assets except as stated under this Agreement.

(i)In addition to the provisions of Section 1(f), the Grantor may retain (and pay the service fees of) one or more investment managers (which may be (or include) the Beneficiary or an Affiliate of the Beneficiary) (each, an “Investment Manager”) to manage and make investment decisions with regard to any of the Trust Assets; provided that, unless an Investment Manager is the Beneficiary or an Affiliate of the Beneficiary, the Grantor shall remain responsible for all its obligations or liabilities under this Agreement despite delegation of any such obligations or liabilities to such Investment Manager and the Grantor shall be liable with respect to the services to be provided by such Investment Manager as if provided by the Grantor. The Grantor shall select each Investment Manager with a commercially reasonable degree of prudence and with due regard for any views with respect thereto as may be provided by the Beneficiary from time to time, and, in connection therewith, the Grantor will assess the nature and extent of the assets considered for management by such Investment Manager relative to its history and extent of comparable portfolio management engagements. The appointment of each Investment Manager shall be approved in advance by the Investment Committee of the Board of Directors of Wilton Re Ltd. Upon request, the Grantor shall make available to the Beneficiary copies of any materials prepared by or provided to the Grantor in connection with its diligence evaluation of each Investment Manager and its appointment subject to commercially customary protections for confidential materials related thereto. The Grantor shall provide to the Beneficiary at least ten (10) Business Days prior written notice of its intention to appoint any Investment Manager. In the event that the Trust Assets become at any time materially out of compliance with the requirements of the Investment Guidelines as a result of the acts or omissions of one or more Investment Managers retained by or on behalf of the Grantor with respect thereto, and such conditions are not rectified such that the Trust Assets are not brought into compliance therewith by the Grantor within thirty (30) days after receipt of written notice from the Beneficiary of such non-compliance, then, after consultation with the Beneficiary with respect thereto and giving due regard to the views of the Beneficiary with respect thereto, (i) if such non-compliance is due to acts or omissions by or of one or more Investment Managers retained by the Grantor with respect to the Trust Assets, the Grantor shall use commercially reasonable efforts to replace as promptly as practicable such Investment Manager(s) with one or more replacement Investment Managers on a basis consistent with this Section 2(i) or (ii) the Grantor shall take such other actions as are necessary or appropriate in the Grantor’s reasonable view to ensure the non-recurrence of such instances of non-compliance and shall document implementation of any such corrective actions to the Beneficiary’s reasonable satisfaction. For the sake of clarity, conditions causing Trust Assets to become noncompliant with the Investment Guidelines arising as a result of market conditions or dislocations, rather than acts or omissions of the Investment Manager, will not give rise to the replacement requirements outlined in this Section 2(i).

Section 3.	Redemption, Investment and Substitution of Trust Assets.

(a)The Trustee shall surrender for payment all maturing Trust Assets and all Trust Assets called for redemption, deposit the principal amount of the proceeds of any such payment to the Trust Account and provide notice of such payment to the Beneficiary and the Grantor.

(b)From time to time, at the written order and direction of the Grantor or its designated Investment Manager, and without consent of, or prior notice to, the Beneficiary (but subject to Section 3(c) below), the Trustee shall invest and reinvest the Trust Assets in the Trust Account in Eligible Assets. The Trustee shall have no responsibility whatsoever to determine that such designated investments constitute Eligible Assets, and may rely on the direction of the Grantor or its designated Investment Manager.

(c)From time to time, the Grantor or its designated Investment Manager may direct the Trustee to substitute Trust Assets in the Trust Account, provided that, at the time of such substitution and after giving effect to such substitution, (i) the withdrawn Trust Assets are replaced with Eligible Assets with a Statutory Book Value at least equal to the Statutory Book Value of the substituted Trust Asset immediately prior to such substitution, provided that the ratio of the aggregate Statutory Book Value of the Eligible Assets held in the Trust Account to the aggregate Fair Market Value of such assets will not increase as a result of such substitution other than de minimis increases associated with the substitution for cash or cash equivalents, and (ii) the Statutory Book Value of the Eligible Assets in the Trust Account are at least equal to the Required Balance at the end of the immediately preceding Accounting Period. The Trustee shall have no responsibility whatsoever to determine the value of such substituted Trust Assets or that such substituted Trust Assets constitute Eligible Assets. During the continuation of a FMV Triggering Event, the provisions set forth in this Section 3(c) shall be modified as set forth in Section 9.

(d)All investments and substitutions of Trust Assets referred to in paragraphs (b) and (c) of this Section shall be in compliance with the definition of “Eligible Assets” in Section 11. Any instruction or order concerning such investments or substitutions of Trust

Assets shall be referred to herein as an “Investment Order.” The Trustee shall execute Investment Orders and settle securities transactions by itself or may utilize agents or brokers, including Affiliates, and shall not be responsible for any act or omission, or for the solvency, of any such agent or broker. The Grantor shall reimburse the Trustee such fees and charges of such agent.

(e)When the Trustee is directed to deliver Trust Assets against payment, delivery will be made in accordance with generally-accepted market practice.

(f)Any loss incurred from any investment pursuant to the terms of this Section 3 shall be borne exclusively by the Trust Account. The Trustee shall not be liable for any loss due to changes in market rates or penalties for early redemption.

(g)The applicable servicer, on behalf of the Grantor, shall be responsible for collecting net payments of principal and interest due from borrowers under the Mortgage Loans and the Participation Assets, in each case after retention by the related servicer of required fees, escrows and reserves for such Mortgage Loans and Participation Assets pursuant to the terms of the applicable loan documents, Servicing Agreements, and Participation Agreements. Any such amounts actually collected shall be paid by such servicer, on behalf of the Grantor, to the Trustee for deposit to the Trust Account as promptly as reasonably practicable. If such amounts actually collected are improperly paid to the Grantor, the Grantor shall pay such amounts to the Trustee for deposit to the Trust Account as promptly as reasonably practicable, and in any case no later than five (5) Business Days following the Grantor’s obtaining knowledge of such improper payment thereof. Notwithstanding anything to the contrary herein, Trustee shall reverse and transfer to the Grantor or the applicable servicer payment of any amounts due under a Participation Agreement or Servicing Agreement upon written notice to the Trustee.

(h)The applicable servicer, on behalf of the Grantor, as administrator of the Mortgage Loans or the Underlying Asset (as hereinafter defined) of a Participation Asset, shall deliver to Trustee, for deposit into the Trust Account (i) the principal payments received in conjunction with the scheduled maturity of a Mortgage Loan or the Underlying Asset of a Participation Asset or the pre-payment of a Mortgage Loan or the Underlying Asset of a Participation Asset, (ii) the net proceeds from the sale of a Mortgage Loan or the Underlying Asset of a Participation Asset, (iii) the net proceeds received from the liquidation of the property serving as collateral for a Mortgage Loan or the Underlying Asset of a Participation Asset, and (iv) all net payments received with respect to a Mortgage Loan or Participation Asset not described in clauses (i) through (iii) above or in subsection (h) above.

(i)With respect to the Mortgage Loans and Participation Assets, in the substitution notice to the Trustee, the Grantor or the applicable Investment Manager shall (1) deliver applicable Loan Assignment Documents for any Mortgage Loan being replaced, and (2) obtain any consents required to effect such substitution, and the Trustee shall reasonably cooperate with the Grantor or the Investment Manager in providing any information or documentation necessary to effect such substitution (to the extent such information or documentation exists and is in the possession or control of the Trustee). The Grantor may from time to time designate a third party in the substitution notice to whom the applicable Loan Assignment Documents, including the original promissory note, shall be delivered.

(j)With respect to the Equity Investments, Eligible Derivatives and Private Placements, in the substitution notice to the Trustee, the Grantor or the applicable Investment Manager shall (1) deliver applicable Other Assignment Documents for the Equity Investment, Eligible Derivative or Private Placement being replaced, and (2) obtain any consents required to effect such substitution, and the Trustee shall reasonably cooperate with the Grantor or the Investment Manager in providing any information or documentation necessary to effect such substitution (to the extent such information or documentation exists and is in the possession or control of the Trustee). The Grantor may from time to time designate a third party in the substitution notice to whom the applicable Other Assignment Documents, including the original promissory note, shall be delivered.

(k)
(i)Except with respect to any Mortgage Loan and Participation Assets withdrawn by the Beneficiary in accordance with the terms hereof, the Grantor shall have the sole and exclusive right, power and authority to service, administer, manage, liquidate, deal with, issue or withhold any consents or waivers, amend, modify, extend, or make any other decisions in respect of any Mortgage Loans and Participation Assets in any manner that it shall choose, subject only to any limitations set forth in this Agreement, any applicable Participation Agreement, any applicable Servicing Agreement or in any other related agreement affecting the Mortgage Loans and Participation Assets, as applicable. Except with respect to any Mortgage Loan and Participation Assets withdrawn by the Beneficiary in accordance with the terms hereof, the Grantor shall have the sole and exclusive right, power and authority to make decisions and take other actions in respect of any Mortgage Loans, Participation Assets and any related Underlying Assets under any servicing agreement, loan document and any other related agreement affecting the Mortgage Loans, Participation Assets or the related Underlying Assets, subject only to any limitations set forth in this Agreement, any applicable Participation Agreement, any applicable Servicing Agreement or in any other related agreement affecting the Mortgage Loans and Participation Assets, as applicable; provided, however, that the sale, transfer or assignment of any such Mortgage Loan or Participation Asset shall only be effectuated by substitution, exchange or withdrawal pursuant to the terms of this Agreement. With respect to any Mortgage Loan or Participation Asset withdrawn by the Beneficiary in accordance with the terms hereof, during any period from the date of such withdrawal to the date of assignment of the applicable Servicing Agreement to the Beneficiary, as regards to such Mortgage Loan or Participation Asset, the Grantor shall exercise the foregoing authority as directed by the Beneficiary. The Grantor shall have the exclusive power and authority, acting alone or through servicers, to do any and all things in connection with such servicing (with respect to Mortgage Loans only), administration, management and liquidation of the Mortgage Loans and Participation Assets which it may deem necessary or desirable to maximize recoveries with respect thereto, subject to the limitations contained in this Agreement, any applicable Participation Agreement, any applicable Servicing Agreement, or in any other related agreement affecting the Mortgage Loans and Participation Assets, as applicable. Without limiting the generality of the foregoing, Grantor shall continue, and is hereby authorized and empowered hereunder, to prepare and file any and all financing statements, continuation statements and other documents or instruments necessary to maintain the lien on any Underlying Assets.

(ii)The Trustee (not in its individual capacity but solely as Trustee hereunder), upon receipt of a written request from the Grantor, shall execute and deliver, within five (5) Business Days following receipt of request therefor, any powers of attorney and other documents provided to it which the Grantor determines, in the exercise of its reasonable judgment, are necessary in order to enable any servicer to carry out its duties under any applicable Servicing Agreement or any other servicing agreement, or to enable the Grantor to take appropriate action in respect of the ownership, assignment, transfer and liquidation of the Mortgage Loans and Participation Assets and any related Underlying Assets, as applicable; provided that the Grantor shall not deliver any such request to the Trustee that would be inconsistent with the terms of this Agreement. The Trustee and the Beneficiary acknowledge that the Grantor may (in its reasonable discretion), from time to time, execute and deliver a limited power of attorney in order to enable a servicer to carry out its duties under any applicable Servicing Agreement relating to any Mortgage Loan, any Participation Asset or any related Underlying Assets. The authority of the Grantor or any servicer shall include the power to (i) enforce, modify, amend, renew or extend the Mortgage Loans, Participation Assets or the Underlying Assets, (ii) grant or withhold any consents or waivers under or in respect of the Mortgage Loans, Participation Assets or the Underlying Assets, (iii) file and collect insurance claims, (iv) release any Underlying Asset or any other collateral or any party from any liability on or with respect to any of the Mortgage Loans or Participation Assets, (v) compromise or settle any claims of any kind or character with respect to any of the Mortgage Loans or Participation Assets, subject to any limitations provided herein, (vi) initiate, complete or otherwise take any action with respect to a foreclosure or deed in lieu of foreclosure, on any of the Underlying Assets, (vii) repair, replace, renovate, restore and improve the Underlying Assets, (viii) negotiate and contract to sell and sell any Mortgage Loan (including through receipt of a discounted payoff on such Mortgage Loan) or Participation Asset, (ix) commence, continue, negotiate, or settle litigation relating to a Mortgage Loan, Participation Asset or the Underlying Assets, (x) make any servicing or other advances, (xi) act as a mortgagee in possession or receiver or in any other capacity with respect to the Underlying Assets, (xii) exercise any and all rights in respect of the Mortgage Loans, Participation Assets and the Underlying Assets, or (xiii) take any action with respect to any security document securing a Mortgage Loan or Participation Asset, effectuate foreclosure or other conversion of the ownership of any Underlying Asset, including the employment of attorneys, the institution of legal proceedings, the acceptance of compromise proposals, the filing of claims for mortgage insurance, the collection of liquidation proceeds, seeking a receiver, appointing a new property manager and any other matter pertaining to a Mortgage Loan, a Participation Asset or an Underlying Asset. The Grantor may exercise all of the powers set forth herein in its own name. Upon written request of the Grantor, the Trustee shall execute and deliver any documents provided to it and reasonably requested by the Grantor in furtherance of or incidental to any of the foregoing actions.

(iii)With the exception of the Loan Assignment Documents to be delivered to the Trustee in accordance with the terms of this Agreement, the servicer shall retain and be charged with maintaining possession of documentation and files relating to the Mortgage Loans and the Participation Assets (the “Servicing File”). Upon the deposit of any Mortgage Loan or Participation Asset to the Trust Account, the Grantor shall deliver to the Trustee a letter in the form attached hereto as Exhibit C-3, executed in blank by an authorized signatory and addressed to the applicable servicer, instructing such servicer to release the Servicing File to the Trustee or to the Beneficiary in accordance with the terms hereof, whenever requested by the Trustee (the “Document Release Letter”). The delivery of the Document Release Letter by the Grantor to the Trustee shall constitute a representation and certification by the Grantor to the Trustee and the Beneficiary that such Document Release Letter is sufficient under the terms of the applicable Servicing Agreement to require the servicer to release the Servicing File to the Trustee without the further consent of the Grantor or any other person. The Servicing Agreements shall not be amended, modified or supplemented in any way that adversely impacts the ability of the Trustee to obtain the Servicing File without the prior written consent of the Beneficiary. The Trustee acknowledges that the Beneficiary may instruct the Trustee to withdraw any documents in the Servicing File in accordance with a Beneficiary Withdrawal Notice.

(iv)Each of the Trustee and the Beneficiary hereby acknowledges that the rights and obligations of the Grantor under any Servicing Agreement have not been transferred to or accepted or assumed by the Trustee and are otherwise expressly reserved by and to the Grantor to act on its own behalf and in any manner that it so chooses, without any consent or approval rights on the part of the Trustee or the Beneficiary hereunder, subject to the terms of this Agreement and any related agreement.

(v)In the event that the rights and obligations of the Grantor and the Beneficiary under this Agreement with respect to the Mortgage Loans, Participation Assets and any related Underlying Asset conflict with the rights and obligations of the Grantor with respect to the Mortgage Loans, Participation Assets and any related Underlying Asset under any applicable Participation Agreement, any applicable Servicing Agreement, or in any other related agreement affecting the Mortgage Loans and Participation Assets, as applicable, then the rights and obligations under this Agreement shall control as between the Grantor and the Beneficiary. The Grantor agrees that it will not enter into any Servicing Agreement with a controlled (or under common control) affiliate of Grantor, without the prior written consent of the Beneficiary, which shall not be unreasonably withheld, conditioned, or delayed.

Section 4.	The Income Account.
All payments of interest, dividends and other income in respect of Trust Assets (the “Income”) shall be posted and credited by the Trustee in the separate income column of the custody ledger (the “Income Account”) within the Trust Account established and maintained by the Grantor at any office of the Trustee in the United States. Any Income automatically posted and credited on the payment date to the Income Account which is not subsequently received by the Trustee shall be reimbursed by the Grantor to the Trustee and the Trustee may debit the Income Account for this purpose. The Grantor may withdraw amounts from the Income Account upon notice to the Trustee. The Grantor may direct the Trustee to transfer amounts in the Income Account to the Trust Account.

Section 5.	Taxes; Right to Vote Trust Assets.

(a)The Grantor shall pay, prior to delinquency, all taxes, assessments and other charges levied upon the Trust Assets or the Trust Account and shall discharge all liens against the Trust Assets and the Trust Account; provided, however, that unless and until foreclosure, levy, sale or similar proceedings shall have been commenced, the Grantor need not pay any such tax, assessment or other charge so long as the validity thereof is contested in good faith and by appropriate proceedings and so long as security sufficient to pay such tax, assessment or other charge (and any interest and penalties which may be applicable thereon) has been provided to the Trustee to protect the Beneficiary and the Trustee. In the event that the Grantor shall fail to pay any such tax, assessment or other charge (and shall not be so contesting it) or to discharge any such lien, the Beneficiary may, at its option, but shall not be required to, make any payments necessary to pay such tax, assessment or other charge or to discharge such lien, and the Grantor shall, upon demand, reimburse the Beneficiary for the full amount of such payments (together with interest from the date paid to but not including the date reimbursed at a fluctuating rate per annum equal to the prime rate as announced by the Trustee from time to time). The Trustee shall not be responsible for paying any taxes, assessments or other charges or discharging liens on the Trust Account or any of the Trust Assets thereof.

(b)The Parties intend that the Trust Account be classified for United States federal income tax purposes as a grantor trust (pursuant to sections 671 through 677 of the Internal Revenue Code of 1986, as amended). Each Party agrees to treat the Trust Account as a grantor trust and the Grantor as the owner of the Trust Assets for all United States federal, state and local tax purposes and, thus, any and all income derived from the Trust Assets held in the Trust Account shall constitute income or gain of the Grantor as owner of such Trust Assets. The Trustee shall not be authorized or empowered to do anything that would cause the Trust Account to fail to qualify as a grantor trust or the Grantor to fail to be treated as the owner of the Trust Assets for such tax purposes. The Trustee shall be responsible for any tax reporting, tax withholding or other tax compliance required to be performed by the Trustee on behalf of the Trust Account pursuant to Applicable Law. The Grantor shall be responsible for any other tax reporting, tax withholding or other tax compliance required on behalf of the Trust Account and shall notify the Trustee of the tax identification number of the Trust Account.

(c)The Trustee will transmit to the Grantor or its Investment Manager upon receipt, and will instruct any entities authorized to hold Trust Assets in accordance with the terms hereof to transmit to the Grantor upon receipt, all financial reports, stockholder communications, notices, proxies and proxy soliciting materials received from issuers of Trust Assets, and all information relating to exchange or tender offers received from offerors with respect to such Trust Assets. The Grantor or its Investment Manager shall have the full unqualified right to vote and execute consents and to exercise any and all proprietary rights not inconsistent with this Agreement with respect to any securities or other property forming a part of the Trust Account.

Section 6.	Additional Rights and Duties of the Trustee.

(a)The Trustee shall furnish to the Grantor and the Beneficiary a statement of all Trust Assets in the Trust Account upon the inception of the Trust Account and at the end of each calendar quarter thereafter (the “Quarterly Statement”). The Quarterly Statement shall list (i) all of the Trust Assets with CUSIP number (if applicable) and other specific identifying information with respect to any Trust Asset that has no CUSIP number and (ii) any transfers of Trust Assets to or from the Trust Account during such calendar quarter, including all purchases and sales of Trust Assets during such calendar quarter. The Quarterly Statement shall be given as soon as practicable, but in no event later than ten (10) days after the end of each calendar quarter. In addition, the Trustee shall provide daily reporting to the Beneficiary, the Grantor or its designated Investment Manager of the Trust Assets in the Trust Account by granting access to the Trustee’s automated data system affording on-line access to trust account information. The Trustee will be deemed to have delivered the accountings of all Trust Assets in the Trust Account if such accounting is available on one or more of the Trustee’s automated systems affording on-line access to trust account information.

(b)Before accepting any asset (other than an Equity Investment or Eligible Derivative) for deposit to the Trust Account, the Trustee shall determine that such asset is in such form that the Beneficiary whenever necessary may, or the Trustee upon written direction by the Beneficiary may, negotiate such asset without consent or signature from the Grantor or any other Person other than the Trustee, in accordance with the terms of this Agreement. Before accepting any Equity Investment or Eligible Derivative for deposit to the Trust Account, the Trustee shall determine that such asset is in such form that the Trustee upon written direction by the Beneficiary may transfer and assign to the Beneficiary such asset without consent or signature from the Grantor or any other Person other than the Trustee, in accordance with the terms of this Agreement.

(c)The Trustee shall notify the Grantor and the Beneficiary, within three (3) Business Days, of any deposits to or withdrawals from the Trust Account.

(d)All Trust Assets shall be held in a safe place by the Trustee in its office in the United States, except that the Trustee may hold any Trust Asset that is in book-entry form as of the date it is credited to the Trust Account (a “Book-Entry Asset”) through the book-entry account maintained by the Trustee with the related depository for such Book-Entry Asset (such a depository being referred to herein as a “Depository”). A Book-Entry Asset may be held in the name of a nominee maintained by the Depository.

(e)The Trustee shall accept and may open all mail directed to the Grantor or the Beneficiary in care of the Trustee. The Trustee shall promptly forward all mail to the addressee whether or not opened.

(f)The Trustee shall keep full and complete records of the administration of the Trust Account. Upon the reasonable written request of the Grantor or the Beneficiary, the Trustee shall promptly permit the Grantor or the Beneficiary, their respective agents, employees or independent auditors to examine, audit, excerpt, transcribe and copy, at their own expense, during the Trustee’s normal business hours any books, documents, papers and records relating to the Trust Account or the Trust Assets.

(g)The duties and obligations of the Trustee shall only be such as are specifically set forth in this Agreement, as it may from time to time be amended in accordance with the terms hereof, and no implied duties or obligations shall be read into this Agreement against the Trustee. The Trustee shall be liable only for its own fraud, negligence, willful misconduct or lack of good faith. Subject to the preceding sentence, the Trustee is not liable for any consequential, punitive or special damages.

(h)The Trustee shall be protected and held harmless and indemnified by the other parties hereto for any loss, liability or damage for following any statement, notice, resolution, request, consent, order, certificate, report, appraisal, opinion, letter or other paper or document reasonably believed by the Trustee to be genuine (including that it conforms on its face to the requirements of this Agreement) and to have been signed, sent or presented by Grantor and/or Beneficiary. All notices to the Trustee (unless otherwise provided therein) shall be deemed to be effective when received by the Trustee.

(i)No provision of this Agreement shall require the Trustee to take any action which, in the Trustee’s reasonable judgment, would result in any violation of this Agreement or any provision of law. The Trustee shall exercise the same due care that is expected of a fiduciary with the responsibility for the safeguarding of the Trust Assets in the Trust Account and for compliance with all provisions of this Agreement, whether or not the Trust Assets are in the Trustee’s possession.

(j)The Trustee may confer with a nationally recognized outside law firm of its selection in relation to matters arising under this Agreement. The written opinion of such law firm shall be full and complete authority and protection for the Trustee with respect to any action taken, omitted or suffered by it in good faith and in accordance with the opinion of such law firm.

(k)The Parties acknowledge that nothing in this Agreement shall require the Trustee to risk or expend its own funds in performing its obligations under this Agreement or obligate the Trustee to extend credit, grant financial accommodation or otherwise advance moneys for the purpose of making any payments or part thereof or otherwise carrying out any instructions, including, without limitation, any Investment Order provided, however, that if the Trustee chooses to make such advance, such advance shall be deemed an extension of credit by the Trustee to Grantor, which extension of credit shall be payable on demand and shall bear interest at the Trustee’s customary rate for similar extensions of credit. Grantor will be solely responsible for repayment of such extension of credit and any interest thereon. The Trustee shall not permit any overdrafts in the Trust Account.

(l)The Trustee hereby waives any right of counterclaim, banker’s lien, liens or perfection rights as securities intermediary with respect to the Trust Assets and the Trust Account.

(m)It is herein acknowledged that, in accepting a deposit of any Mortgage Loan or Participation Asset into the Trust Account, the Trustee shall be under no duty or obligation to inspect, review or examine the actual content or substance of any related Loan Assignment Documents, any other loan document, security document or any other related document, instrument or agreement or to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face. In no event shall the Trustee be responsible for the preparation of any Loan Assignment Documents, any other loan document, security document or any other instruments, agreements or documents relating to the Mortgage Loan or Participation Asset or required for the deposit of the Mortgage Loan or Participation Asset into the Trust Account or for the expenses of such preparation or any other costs related thereto, including any filing fees therefor.

(n)It is herein acknowledged that, in accepting a deposit of any Equity Investment, Eligible Derivative or Private Placement into the Trust Account, the Trustee shall be under no duty or obligation to inspect, review or examine the actual content or substance of any related Other Assignment Documents or to determine that they are genuine, enforceable or appropriate for the represented purpose or that they are other than what they purport to be on their face. In no event shall the Trustee be responsible for the preparation of any Other Assignment Documents or any other instruments, agreements or documents relating to the Equity Investment, Eligible Derivative or Private Placement or required for the deposit of the Equity Investment, Eligible Derivative or Private Placement into the Trust Account or for the expenses of such preparation or any other costs related thereto, including any filing fees therefor.

(o)The Trustee’s administrative obligations hereunder in respect of the Mortgage Loans, Participation Assets shall be limited to (a) the review of the Loan Assignment Documents as provided in Section 1(g)(ii), (b) the preparation and delivery of Quarterly Statement as provided in Section 6(a), and (c) the execution of instruments or other documents provided to it, and the Trustee shall not be required to take any action with respect to any Mortgage Loan, Participation Asset or any Underlying Asset, except at the written direction of the Grantor or the Beneficiary, as applicable, or as otherwise permitted pursuant to this Agreement.

(p)With respect to any assignment and assumption agreement relating to a Mortgage Loan or Participation Asset, the Trustee is hereby authorized and directed, not in its individual capacity but solely in its capacity as Trustee, to execute and deliver such assignment and assumption agreements presented to the Trustee for execution from time to time. To the extent that, under the assignment and assumption agreements, the Trustee as assignee has undertaken or assumed any obligations or made any representations, warranties or covenants under the Mortgage Loans or Participation Assets, such obligations, representations, warranties or covenants shall not be those of the Trustee, but shall instead be those of the Grantor and the

Grantor shall perform or cause to be performed all such obligations, representations, warranties or covenants.

(q)The Trustee shall have no responsibility to the extent that there is a failure in the withdrawal of a Mortgage Loan or Participation Asset specified in a Beneficiary Withdrawal Notice by Beneficiary as a result of the Grantor’s or applicable Investment Manager’s or the Beneficiary’s sale or transfer of such Mortgage Loan or Participation Assets.

(r)The Grantor and the Beneficiary hereby acknowledge and agree that the Trustee shall not have any obligations relating to any future funding commitments in respect of the Trust Assets (including, for the avoidance of doubt, the Mortgage Loans and Participation Assets).

(s)The Grantor and the Beneficiary acknowledge and agree that (i) the Trustee shall have no liability for any action or omission of any of the parties to any Servicing Agreement or any other agreement (related to the Mortgage Loans or Participation Assets) taken pursuant to such agreements, including with respect to any Mortgage Loan or Participation Asset at any time during which such Mortgage Loan or Participation Asset is under the care, custody, possession or control of any of the parties to any Servicing Agreement or any other agreement (related to the Mortgage Loans or Participation Assets) or any of their respective other depositories, subcustodians, other agents or nominees (and none of such other entities or persons shall be considered to be the depositories, subcustodians, agents or nominees of the Trustee), (ii) the performance by the Trustee of any of its obligations under this Agreement may be delayed, limited or otherwise affected by the actions or omissions of any of the parties to any Servicing Agreement or any other agreement (related to the Mortgage Loans or Participation Assets) or as a result of such Mortgage Loan or Participation Asset being subject to any Servicing Agreement, and (iii) the Trustee shall have no liability under this Agreement as a result of the Trustee’s failure to perform any of its obligations under this Agreement as a result of the actions or omissions of any of the parties to any Servicing Agreement or any other agreement (related to the Mortgage Loans or Participation Assets) that cause such failure or as a result of obligations under any Servicing Agreement or any other agreement (related to the Mortgage Loans or Participation Assets). In no event will the Trustee be required to perform or assume any duties of any party under any Servicing Agreement.

(t)The Trustee shall, at the written direction of the Grantor, settle trades for Private Placements with Trust Assets held in the Trust Account pending receipt of the original evidence of indebtedness of such Private Placements in accordance with the directions from the Grantor (which original evidence of indebtedness may not be delivered for a period following the Trustee’s withdrawal of such Trust Assets); provided that the foregoing shall not relieve the Grantor of its obligations to comply with Section 1(b). Any investment directed by the Grantor or its Investment Manager will constitute a certification by the Grantor to the Trustee that the settlement procedures set forth in the applicable investment documentation is acceptable to the Grantor and directed hereunder, upon which direction the Grantor and the Beneficiary agree Trustee may conclusively rely.

Section 7.	The Trustee’s Compensation, Expenses and Indemnification.

(a)The Grantor shall pay the Trustee, as compensation for its services under this Agreement, a fee computed at its usual and customary rates for services of this sort, as determined in good faith by the Trustee from time to time and communicated to and agreed to in writing by the Grantor. The Grantor shall also pay or reimburse the Trustee for all of the Trustee’s expenses and disbursements in connection with its duties under this Agreement (including reasonable attorneys’ fees and expenses and reasonable accounting and consulting fees and expenses), except any such expense or disbursement as may arise from the Trustee’s negligence, willful misconduct or lack of good faith.

(b)The Grantor hereby indemnifies the Trustee for, and holds it harmless against, any losses (including reasonable attorneys’ fees and expenses and reasonable consulting and accountants’ fees and expenses) incurred or paid (other than as a result of the Trustee’s negligence, willful misconduct or lack of good faith), arising out of or in connection with the performance of its duties and obligations under this Agreement, including without limitation any loss arising out of or in connection with the status of the Trustee in connection with the performance of its duties and any nominee as the holder of record of any or all of the Trust Assets. The Grantor hereby acknowledges that the foregoing indemnities shall survive the resignation of the Trustee or the termination of this Agreement.

(c)In addition, (A) solely for occurrences relating to a Mortgage Loan or Participation Asset prior to the date hereof or during the time such asset is held in the Trust Account, Grantor, and (B) solely for occurrences relating to a Mortgage Loan or Participation Asset after Beneficiary withdraws such asset from the Trust Account, Beneficiary, shall, defend, indemnify, and hold harmless the Trustee and its employees, officers, directors and agents from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs, or expenses of whatever kind or nature, known or unknown, contingent or otherwise, arising out of, or in any way related to, (i) the presence, disposal, release, or threatened release of any Hazardous Materials which are on, from, or affecting soil, water, vegetation, buildings, personal property, persons, animals, or otherwise; (ii) any personal injury (including wrongful death), property damage (real or personal) or natural resource damage arising out of or related to such Hazardous Materials; (iii) any third party claim brought or threatened, settlement reached, or government order, or any legal policies or legal requirements having the force of law imposed on the Trustee, which are based upon or in any way related to such Hazardous Materials, including, without limitation, attorney and consultant fees and expenses, investigation and laboratory fees, court costs, and litigation expenses; and (iv) any violations of Environmental Law, in the case of each of clause (i), (ii) , (iii) and (iv), except to the extent arising from an affirmative act or omission of the Trustee or its employees, officers, directors or specifically authorized agents that constitutes negligence, willful misconduct or lack of good faith. Grantor and Beneficiary hereby acknowledges that the foregoing indemnities shall survive the resignation of the Trustee or the termination of this Agreement.

(d)No Trust Assets shall be withdrawn from the Trust Account or used in any manner for paying compensation to, or reimbursement or indemnification of, the Trustee.

(e)The Trustee hereby waives any and all rights of offset, counterclaim and recoupment against the Beneficiary and Trust Account, and waives any lien (statutory or otherwise) that it may assert against the Trust Account.

(f)The Trustee hereby indemnifies each of the Grantor and the Beneficiary for, and holds each of them harmless against, any losses (including reasonable attorneys’ fees and expenses) directly arising out of the performance of the Trustee’s obligations under this Agreement with respect to such Party to the extent resulting from the Trustee’s fraud, negligence, willful misconduct or lack of good faith in the performance of responsibilities specifically allocated to the Trustee by the terms of this Agreement. The Trustee hereby acknowledges that the foregoing indemnities shall survive the resignation of the Trustee or the termination of this Agreement.

Section 8.	Resignation of the Trustee.

(a)The Trustee may resign at any time by giving not less than ninety (90) days’ written notice thereof to the Beneficiary and to the Grantor. The Grantor and the Beneficiary jointly also may remove the Trustee at any time, without assigning any reason therefor, on ninety (90) days’ prior written notice thereof to the Trustee. Such resignation or removal shall become effective on the acceptance of appointment by a successor Trustee and the transfer to such successor Trustee of all Trust Assets in the Trust Account in accordance with paragraph (b) of this Section 8.

(b)Upon receipt of the Trustee’s notice of resignation or notice to the Trustee of removal, the Grantor and the Beneficiary shall promptly appoint a successor trustee. Any successor trustee shall be a bank that is a member of the Federal Reserve System and shall not be a parent, a subsidiary or an Affiliate of the Grantor or the Beneficiary. If a successor trustee has not accepted such appointment within thirty (30) days after the notice of resignation or removal, the Trustee may, in its sole discretion, apply at the expense of the Grantor to a court of competent jurisdiction for the appointment of a successor trustee or for other appropriate relief. The costs and expenses (including reasonable attorneys’ fees and expenses) incurred by the Trustee in connection with such proceeding shall be paid by, and be deemed an obligation of, the Grantor. Upon the acceptance of the appointment as trustee hereunder by a successor trustee, such successor trustee shall succeed to and become vested with all the rights, powers, privileges and duties of the Trustee, and the Trustee shall be discharged from any future duties and obligations under this Agreement, but the Trustee shall continue after its resignation to be entitled to the benefits of the indemnities provided herein for a Trustee for any actions taken as a Trustee from the date of this Agreement until the date of discharge.

Section 9.	FMV Triggering Event and Reserve Credit Event.

(a)Notwithstanding anything in this Agreement to the contrary, in the event that the Beneficiary delivers a written certification substantially in the form attached hereto as Exhibit D-1 (a “FMV Triggering Event Certification”) to the Grantor and the Trustee of the occurrence of a FMV Triggering Event under the Coinsurance Agreement, upon receipt of such certification by the Trustee, the provisions of Sections 2(b)(i), 2(b)(ii), 2(b)(v) and 3(c) hereof shall no longer be effective and shall be replaced with the below provisions, effective immediately without any further action by any Party, until such time as the Beneficiary notifies the Trustee that such FMV Triggering Event is no longer occurring in accordance with the terms of the Coinsurance Agreement in substantially the form attached hereto as Exhibit D-2 (a “Notice of Cure of FMV Triggering Event”), at which time the provisions below shall no longer be effective until such time as the Beneficiary provides the Trustee another FMV Triggering Event Certification and shall be replaced with the provisions of Sections 2(b) and 3(c) as in effect immediately prior to receipt of the FMV Triggering Event Certification, effective immediately without any further action by any Party:

(i)Section 2(b)(i) shall be replaced with the following:
If the aggregate Fair Market Value of the Eligible Assets at the end of any Accounting Period plus the stated amount of any Qualifying Letters of Credit at the end of such Accounting Period exceeds the Required Balance at the end of such Accounting Period, the Grantor may, with the written consent of the Beneficiary (which shall not be unreasonably withheld, delayed or conditioned), withdraw Trust Assets from the Trust Account in an amount not to exceed such excess, by delivering (x) a written notice from the Grantor Authorized Officers substantially in the form attached hereto as Exhibit C-4 (a “FMV Grantor Withdrawal Notice”), and (y) all applicable Loan Assignment Documents or Other Assignment Documents, in each case, to the Trustee with a copy to the Beneficiary. The FMV Grantor Withdrawal Notice shall specify the invested Trust Assets or cash amount to be withdrawn. Each withdrawal from the Trust Account by the Grantor shall constitute a representation and certification of the Grantor to the Beneficiary that such withdrawal is being made in accordance with the terms of the Coinsurance Agreement and this Agreement.
(ii)Section (b)(ii) shall be replaced with the following: “[Intentionally Omitted]”

(iii)Section (b)(v) shall be replaced with the following:
Upon receipt of a FMV Grantor Withdrawal Notice duly endorsed by the Beneficiary to evidence its consent, the Trustee shall immediately take any and all necessary steps to transfer the Trust Assets being withdrawn to or for the account of the Grantor or its designee as set forth in the FMV Grantor Withdrawal Notice, including executing the Loan Assignment Documents or Other Assignment Documents provided by Grantor. The Trustee shall be protected and indemnified for any loss, liability or damage incurred by it in relying upon and following any Grantor Withdrawal Notice for such withdrawal that on its face conforms to the requirements of this Agreement.
(iv)Section 3(c) shall be replaced with the following:
From time to time, and with the written consent of the Beneficiary (which shall not be unreasonably withheld, conditioned or delayed), the Grantor or its designated Investment Manager may direct the Trustee to substitute Trust

Assets, provided, that at the time of such substitution, the withdrawn Trust Assets are replaced with Eligible Assets having a Fair Market Value at least equal to the Fair Market Value of the Trust Assets withdrawn. The Trustee shall have no responsibility whatsoever to determine the value of such substituted Trust Assets or that such substituted Trust Assets constitute Eligible Assets.
Beneficiary shall deliver a Notice of Cure of FMV Triggering Event to the Trustee promptly upon becoming aware that a FMV Triggering Event that has occurred is no longer continuing.
(b)Notwithstanding the foregoing, the Trust Account created hereunder shall continue in existence following the occurrence of a FMV Triggering Event. Following the occurrence of a FMV Triggering Event, the Grantor shall ensure that the Eligible Assets in the Trust Account have an aggregate Fair Market Value at least equal to the Required Balance within 10 (ten) Business Days following the FMV Triggering Event.

(c)Notwithstanding anything in this Agreement to the contrary, in the event that the Beneficiary delivers a written certification substantially in the form attached hereto as Exhibit D-3 (a “Reserve Credit Event Certification”) to the Grantor and the Trustee of the occurrence of a Reserve Credit Event under the Coinsurance Agreement, upon receipt of such certification by the Trustee, the provisions of Section 2(c) hereof shall no longer be effective and shall be replaced with the below provisions, effective immediately without any further action by any Party, until such time as the Beneficiary notifies the Trustee that such Reserve Credit Event is no longer occurring in accordance with the terms of the Coinsurance Agreement in substantially the form attached hereto as Exhibit D-4 (a “Notice of Cure of Reserve Credit Event”), at which time the provisions below shall no longer be effective until such time as the Beneficiary provides the Trustee another Reserve Credit Event Certification and shall be replaced with the provisions of Section 2(c) as in effect immediately prior to receipt of the Reserve Credit Event Certification, effective immediately without any further action by any Party Section 2(c) shall be replaced with the following:
Notwithstanding anything to the contrary herein, in addition to rights of the Beneficiary to withdraw Trust Assets set forth in Sections 2(a)(i)-(ii), the Beneficiary shall have the right once per calendar month during the term of this Agreement to direct the Trustee to withdraw Trust Assets consisting of cash and cash equivalents from the Trust Account and to transfer such Trust Assets to the Designated Administrative Account in an amount determined by the Grantor up to the applicable Monthly Funding Limit; provided that, following such withdrawal, (i) the aggregate Fair Market Value of the Eligible Assets plus (B) the face amount of any Qualifying Letters of Credit is no less than 102% of the amount that would be required to be held in the Trust Account as of end of the prior calendar month, calculated based on the most recent report delivered by the Grantor under Section 4.9 of the Coinsurance Agreement, in order to provide the Ceding Company with Reserve Credit as of the end of such calendar month. The Beneficiary shall have a right to withdraw Trust Assets from the Trust Account pursuant to the preceding sentence by delivering written notice to the Trustee, with a simultaneous copy to the Grantor, substantially in the form attached hereto as Exhibit E-2 (the “RCE Designated Administrative Account Transfer Notice”) specifying the amount and specific Trust Assets to be withdrawn and certifying the satisfaction of the conditions noted in this Section 2(c) with respect to such amounts. Each withdrawal from the Trust Account by the Beneficiary pursuant to this Section 2(c) shall constitute a representation and certification of the Beneficiary to the Grantor that such withdrawal is being made in accordance with the terms of the Coinsurance Agreement and this Agreement, including the terms of this Section 2(c). The Beneficiary shall not deliver a RCE Designated Administrative Account Transfer Notice except as expressly permitted by this Section 2(c). Other than a RCE Designated Administrative Account Transfer Notice, no other statement or document need be presented by the Beneficiary in order to transfer Trust Assets consisting of cash and cash equivalents pursuant to this Section 2(c) to the Designated Administrative Account.
Beneficiary shall deliver a Notice of Cure of Reserve Credit Event to the Trustee promptly upon becoming aware that a Reserve Credit Event that has occurred is no longer continuing.

Section 10.	Termination of the Trust Account.

(a)The Trust Account and this Agreement, except for the indemnities provided herein, which shall survive termination, may be terminated, other than pursuant to an order of a court having jurisdiction, only after (i) the Grantor and the Beneficiary have given the Trustee joint written notice of their intention to terminate the Trust Account (the “Notice of Intention”), and (ii) the Trustee has given the Grantor and the Beneficiary the written notice specified in paragraph (b) of this Section 10. The Notice of Intention shall specify the date on which the Grantor and the Beneficiary intend the Trust Account and this Agreement to terminate (the “Proposed Date”).

(b)Within three (3) days following receipt by the Trustee of the Notice of Intention, the Trustee shall give at least thirty (30) days written notice (the “Termination Notice”) to the Beneficiary and the Grantor of the date (the “Termination Date”) on which the Trust Account shall terminate. The Termination Date shall be (a) the Proposed Date (or if not a Business Day, the next Business Day thereafter), if the Proposed Date is at least thirty (30) days but no more than forty-five (45) days subsequent to the date the Termination Notice is given, (b) thirty (30) days subsequent to the date the Termination Notice is given (or if not a Business Day, the next Business Day thereafter), if the Proposed Date is less than thirty (30) days subsequent to the date the Termination Notice is given; or (c) forty-five (45) days subsequent to the date the Termination Notice is given (or if not a Business Day, the next Business Day thereafter), if the Proposed Date is more than forty-five (45) days subsequent to the date the Termination Notice is given.

(c)On the Termination Date, after satisfaction of any outstanding Beneficiary Withdrawal Notices, the Trustee shall transfer any Trust Assets remaining in the Trust Account to the Grantor, at which time all duties and obligations of the Trustee with respect to such Trust Assets shall cease.

Section 11.	Definitions.

Except as the context shall otherwise require, the following terms shall have the following meanings for all purposes of this Agreement (the definitions to be applicable to both the singular and the plural forms of each term defined if both such forms of such term are used in this Agreement):
The term “Accounting Period” shall mean each calendar quarter during the term of this Agreement or any fraction thereof ending on the Termination Date.
The term “Action” shall mean any civil, criminal, administrative or other claim, action, suit, litigation, arbitration, charge, complaint, demand, notice or other similar proceeding, in each case by or before any Governmental Authority or arbitral body.
The term “Affiliate” shall mean, with respect to any Person at the time in question, any other Person controlling, controlled by or under common control with such Person; provided that, with respect to the Grantor, “Affiliate” shall mean Wilton Re Ltd. and its direct and indirect Subsidiaries. For purposes of the foregoing, “control,” including the terms “controlling,” “controlled by” and “under common control with,” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.
The term “Agreement” shall have the meaning specified in the preamble.
The term “Applicable Law” shall mean all laws, common law, rules, regulations, ordinances, codes, statutes, judgments, injunctions, Governmental Orders and decrees of all Governmental Authorities applicable to the Person, place and situation in question.
The term “Applicable State” shall have the meaning specified in the Coinsurance Agreement.
The term “Beneficiary” shall have the meaning specified in the preamble.
The term “Beneficiary Authorized Officers” shall mean any two of the following officers: the President, Chief Financial Officer, Treasurer, Assistant Treasurer, Secretary or any Assistant Secretary of the Beneficiary.
The term “Beneficiary Withdrawal Notice” shall have the meaning specified in Section 2(a) of this Agreement.
The term “Book-Entry Asset” shall have the meaning specified in Section 6(d) of this Agreement.
The term “Business Day” shall mean any day other than a Saturday, Sunday or a day on which banking institutions in New York, New York, Chicago, Illinois, or Minneapolis, Minnesota are permitted or obligated by Applicable Law to be closed.

The term “Coinsurance Agreement” shall have the meaning specified in the recitals.
The term “Communications” shall have the meaning specified in Section 2(e) of this Agreement.
The term “Depository” shall have the meaning specified in Section 6(d) of this Agreement.
The term “Designated Administrative Account” shall mean the Bank Account at the bank and with the account number listed in Exhibit B, as such Exhibit B may be amended by the Ceding Company and the Reinsurer from time to time.
The term “Designated Administrative Account Transfer Notice” shall have the meaning specified in Section 2(c) of this Agreement.
The term “Eligible Assets” shall mean cash and or investments of the type consistent with the requirements for authorized investments and admitted assets under the insurance laws in the Reinsurer Domiciliary State; provided, that (a) each such investment that is a security is issued by an institution that is not the Grantor, the Beneficiary or an Affiliate of either the Grantor or the Beneficiary and (b) such investments comply with the Investment Guidelines; provided, further, that during the continuation of a Reserve Credit Event, such assets shall also meet all requirements under the insurance laws of the Applicable State with respect to providing reserve credit to the Beneficiary; provided, further, that, if an asset in the Trust Account ceases to meet the criteria to be an “Eligible Asset”, such asset shall be deemed an “Eligible Asset” for an additional period commencing on the date such asset ceases to meet such criteria and ending on the earlier of (i) the fifteenth (15th) Business Day thereafter and (ii) the last day of the calendar quarter on which such asset ceased to meet such criteria.
The term “Eligible Derivative Checklist” shall mean a checklist in the form attached hereto as Exhibit G-1.
The term “Eligible Derivatives” shall mean derivatives for hedging and duration maintenance purposes as contemplated in the Investment Guidelines.
The term “Environmental Law” shall mean the Comprehensive Environmental Response, Compensation and Liability Act, as amended, the Resource Conservation and Recovery Act of 1976, as amended, and any other applicable federal, state, local, or foreign statute, rule, regulation, order, judgment, directive, decree, permit, license or common law as in effect now, previously, or at any time during the term of this Agreement, and regulating, relating to, or imposing liability or standards of conduct concerning air emissions, water discharges, noise emissions, the release or threatened release or discharge of any Hazardous Material into the environment, the use, manufacture, production, refinement, generation, handling, treatment, storage, transport or disposal of any Hazardous Material or otherwise concerning pollution or the protection of the outdoor or indoor environment, or human health or safety in relation to exposure to Hazardous Materials.

The term “Equity Investment Checklist” shall mean a checklist in the form attached hereto as Exhibit G-2.
The term “Equity Investments” shall mean private placement eligible investments of the types listed under clause (xiii) of the Investment Guidelines.
The term “Fair Market Value” shall have the meaning specified in the Coinsurance Agreement.
The term “FMV Grantor Withdrawal Notice” shall have the meaning specified in Section 9(a)(i) of this Agreement.
The term “FMV Triggering Event” shall have the meaning specified in the Coinsurance Agreement.
The term “FMV Triggering Event Certification” shall have the meaning specified in Section 9(a) of this Agreement.
The term “Governmental Authority” shall mean any governmental, legislative, judicial, administrative or regulatory authority, agency, commission, board, body, court, self-regulatory body or entity or any instrumentality thereof, whether United States federal, state, local or non-U.S.
The term “Governmental Order” shall mean any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Authority.
The term “Grantor” shall have the meaning specified in the preamble.
The term “Grantor Authorized Officers” shall mean any two of the following officers: the Chief Executive Officer, Chief Financial Officer, Chief Investment Officer, Assistant Treasurer or any Senior Vice President of the Grantor.
The term “Grantor Withdrawal Notice” shall have the meaning specified in Section 2(b) of this Agreement.
The term “Hazardous Materials” shall mean, without limitation, any pollutant, contaminant or hazardous, toxic, medical, biohazardous, or dangerous waste, substance, constituent or material, defined or regulated as such in, or for the purpose of, any applicable Environmental Law, including any asbestos, any petroleum, oil (including crude oil or any fraction thereof), any radioactive substance, any polychlorinated biphenyls, any toxin, chemical, disease-causing agent or pathogen, and any other substance that gives rise to liability under any applicable Environmental Law.
The term “Income” shall have the meaning specified in Section 4 of this Agreement.
The term “Income Account” shall have the meaning specified in Section 4 of this Agreement.

The term “Investment Guidelines” shall mean the investment guidelines attached hereto as Exhibit F.
The term “Investment Manager” shall have the meaning specified in Section 2(i) of this Agreement.
The term “Investment Order” shall have the meaning specified in Section 3(c) of this Agreement.
The term “Loan Assignment Documents” shall mean, (i) with respect to any Mortgage Loan, such documentation as may be required to fully effect an assignment of such Mortgage Loan, including (as applicable) (a) in the event or to the extent that a promissory note has been executed in favor of and delivered to the Grantor under the terms of the related credit or loan agreement (including any mortgage, security or other related document or instrument), (1) the original promissory note or notes (collectively and severally, the “Note”) evidencing such Mortgage Loan and (2) an original allonge in a form sufficient to properly assign and transfer each Note evidencing such Mortgage Loan, (b) one or more original assignment agreements executed in recordable form and otherwise in a form sufficient to transfer and assign of record each of the mortgages, deeds of trust, deeds to secure debt or similar instruments securing such Mortgage Loan (the “Security Instruments”) and each of the separate assignments of rents and leases and similar agreements securing such Mortgage Loan (the “Lease Assignments”), (c) UCC-3 assignments in form sufficient to assign each of the related UCC-1 financing statements filed with respect to such Mortgage Loan (“Financing Statements”), (d) an original executed omnibus assignment in form and substance sufficient to transfer all of Grantor’s other right, title and interest in and to the Mortgage Loan, including specifically, without limitation, all of Grantor’s rights and interests in and to the other instruments or documents evidencing, securing or otherwise relating to such Mortgage Loan and (e) any original guaranties or indemnity agreements related to such Mortgage Loan (the “Guaranties”), and (ii) with respect to any Participation Asset the Participation Certificate evidencing such Participation Asset in the name of the Trustee.  The Loan Assignment Documents in respect of Mortgage Loans (other than the Note and the Guaranties) shall be in substantially the forms attached hereto as Exhibit A-2, with such changes therein and additional documentation and information as may be required under applicable law to (A) fully effect an assignment of the applicable Mortgage Loan, and (B) with respect to Recordable Loan Assignment Documents, permit such documents to be recorded or filed, as appropriate.
The term “Monthly Funding Limit” shall have the meaning specified in the Coinsurance Agreement.
The term “Mortgage Loan” shall mean any commercial mortgage loans deposited to the Trust Account after the date hereof as provided in this Agreement.
The term “Mortgage Loan Checklist” shall mean a checklist in the form attached hereto as Exhibit G-3.
The term “Notice of Cure of FMV Trigger Event” shall have the meaning specified in Section 10(a) of this Agreement.

The term “Notice of Cure of Reserve Credit Event” shall have the meaning specified in Section 10(a) of this Agreement.
The term “Notice of Intention” shall have the meaning specified in Section 10(a) of this Agreement.
The term “Other Assignment Documents” shall mean, with respect to any Equity Investment, Eligible Derivative or Private Placement, (a) such documentation evidencing such Equity Investment, Eligible Derivative or Private Placement and (b) such documentation (it being understood that the Grantor shall not be responsible for such documentation (or any information in such documentation) required to be provided by the Beneficiary, and the Grantor shall be excused herein to the limited extent any such information or documentation is not timely provided by the Beneficiary) as may be required to fully effect a transfer and an assignment of such Equity Investment, Eligible Derivative or Private Placement, including a pre-approved consent of such assignment, if required.
The term “Participation Agreement” shall mean any participation agreement entered into by the holder of the Underlying Asset and any participants establishing participation interests in the Underlying Asset.
The term “Participation Assets” shall mean the assets transferred to the Trust Account by the Grantor constituting participation interests established pursuant to a Participation Agreement in commercial mortgage loans.
The term “Party” shall have the meaning specified in the preamble.
The term “Person” shall mean any individual, corporation, partnership, firm, joint venture, association, limited liability company, limited liability partnership, joint-stock company, trust, unincorporated organization, governmental, judicial or regulatory body, business unit, division or other entity.
The term “Private Placement” shall have the meaning specified in the Investment Guidelines limited, however to debt obligations.
The term “Private Placement Checklist” shall mean a checklist in the form attached hereto as Exhibit G-4.
The term “Proposed Date” shall have the meaning specified in Section 10(a) of this Agreement.
The term “Qualifying Letters of Credit” shall have the meaning specified in the Coinsurance Agreement.
The term “Quarterly Statement” shall have the meaning specified in Section 6(a) of this Agreement.
The term “RCE Designated Administrative Account Transfer Notice” shall have the meaning specified in Section 9(c) of this Agreement.

The term “Recordable Loan Assignment Documents” shall mean any Loan Assignment Document that is customarily recorded or filed in connection with the assignment of a Mortgage Loan, including Security Instruments, Lease Assignments, and Financing Statements.
The term “Reinsurer Domiciliary State” shall have the meaning specified in the Coinsurance Agreement.
The term “Required Balance” shall have the meaning specified in the Coinsurance Agreement.
The term “Reserve Credit” shall have the meaning specified in the Coinsurance Agreement.
The term “Reserve Credit Event” shall have the meaning specified in the Coinsurance Agreement.
The term “Reserve Credit Event Certification” shall have the meaning specified in Section 9(c) of this Agreement.
The term “Servicing Agreement” shall mean any servicing agreement entered into by the Grantor (or the holder of the Underlying Asset with respect to Participation Assets) and any third party with respect to any Mortgage Loan or Participation Asset.
The term “Statutory Book Value” shall have the meaning specified in the Coinsurance Agreement.
The term “Subsidiary” shall mean, of any Person at the time in question, another Person more than fifty percent (50%) of the total combined voting power of all classes of capital stock or other voting interests of which, or more than fifty percent (50%) of the equity securities of which, is at such time owned directly or indirectly by such first Person.
The term “Termination Date” shall have the meaning specified in Section 10(b) of this Agreement.
The term “Termination Notice” shall have the meaning specified in Section 10(b) of this Agreement.
The term “Trailing Document” shall mean stamped copy of any recorded Recordable Loan Assignment Document that is not delivered to the Trustee at the time of the initial deposit due to the fact that such document has been delivered for recording and has not been returned to the Grantor prior to the deposit of the related Mortgage Loan into the Trust Account.
The term “Trust Account” shall have the meaning specified in the recitals.
The term “Trust Assets” shall have the meaning specified in Section 1(b) of this Agreement.

The term “Trustee” shall have the meaning specified in the preamble.
The term “Underlying Asset” shall mean (a) with respect to a Mortgage Loan, any property or other asset serving as collateral for any Mortgage Loan or (b) with respect to any Participation Asset, the commercial mortgage loan participated pursuant to the related Participation Agreement.
The term “Withdrawal Notice” shall have the meaning specified in Section 2(d) of this Agreement.
The term “Withdrawing Party” shall have the meaning specified in Section 2(d) of this Agreement.

Section 12.	Governing Law.
THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS, INCLUDING AS TO VALIDITY, INTERPRETATION AND EFFECT, BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS, TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUE AND WOULD PERMIT OR REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JUISDICTION. The Parties hereby irrevocably submit to the jurisdiction of the courts of the State of New York and the federal courts of the United States of America located in the State, City or County of New York in any action arising out of or relating to this Agreement or the transactions contemplated hereby. The Parties irrevocably agree that all claims in respect of the interpretation and enforcement of the provisions of this Agreement, and in respect of the transactions contemplated hereby, shall be heard and determined in such courts, and that such jurisdiction of such courts with respect thereto shall be exclusive, except solely to the extent that all such courts shall lawfully decline to exercise such jurisdiction. The Parties hereby waive, and agree not to assert, to the maximum extent permitted by law, as a defense in any Action for the interpretation or enforcement hereof or in respect of any such transaction, that it is no subject to such jurisdiction or that such Action may not be brought or is not maintainable in such courts or that the venue thereof may not be appropriate or that this Agreement may not be enforced in or by such courts. The Parties hereby consent to and grant any such court jurisdiction over the person of such Parties and agree that mailing of process or other papers in connection with any such Action in the manner provided in Section 14 or in such other manner as may be permitted by law, shall be valid and sufficient service thereof. The Parties agree that final judgment in any such Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

Section 13.	Jury Waiver.
EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 14.	Notices.
All notices, requests, consents, claims, demands and other communications under this Agreement shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by overnight courier service, by electronic mail (followed by delivery of an original via overnight courier service) or by registered or certified mail (postage prepaid, return receipt requested) to the respective Parties at the following respective addresses (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 14.)
(a)if to the Beneficiary:

Bankers Life and Casualty Company
111 E. Wacker Drive, Suite 2100
Chicago, IL 60601
Attention: General Counsel
Email address: matt.zimpfer@cnoinc.com

with a copy (which shall not constitute notice) to:

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019
Attention: John M. Schwolsky
Donald B. Henderson, Jr.
Email Address: jschwolsky@willkie.com
dhenderson@willkie.com

(b)if to the Grantor:

Wilton Reassurance Company
20 Glover Avenue, 4th Floor
Norwalk, CT 06850
Attention: Chief Executive Officer
Email address: mfleitz@wiltonre.com

with copies (which shall not constitute notice) to:
Wilton Reassurance Company
20 Glover Avenue, 4th Floor
Norwalk, CT 06850
Attention: General Counsel
Email address: msarlitto@wiltonre.com

Wilton Reassurance Company
20 Glover Avenue, 4th Floor
Norwalk, Connecticut 06850
Attention: Vice President, Associate General Counsel, Transactions
Email address: sdoran@wiltonre.com

Debevoise & Plimpton LLP
919 Third Avenue
New York, NY 10022
Attention: Marilyn A. Lion
Email address: malion@debevoise.com

(c)if to the Trustee:

Citibank, N.A.
Insurance Trust Product Management
390 Greenwich Street
New York, NY 10013
Attention: Deborah Mercer-Miller
Telephone: (212) 816-6861
Email: Deborah.mercermiller@citi.com

With a copy (which shall not constitute notice) to:

Citibank, N.A.
Trust and Custody Operations
480 Washington Boulevard, 30th Floor
Jersey City, NJ 07310
Attention: William Mulrenin
Telephone: 973-461-7017
Facsimile: 973-461-7193
Email: william.mulrenin@citi.com

or at such other address for a Party as such Party may hereafter specify for the purpose by notice to the other Parties. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. on a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed to have been received on the next succeeding Business Day in the place of receipt.

Section 15.	Successors and Assigns; No Third-Party Beneficiaries.

(a)This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors, permitted assigns and legal representatives. Unless otherwise provided herein, neither this Agreement nor any right or obligation hereunder may be assigned by any Party (in whole or in part) by operation of law, including through a division statute, or otherwise, without the prior written consent of the other Parties.

(b)Except as otherwise expressly set forth in any provision of this Agreement, nothing in this Agreement is intended or shall be construed to give any Person, other than the Parties, their successors and permitted assigns, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

Section 16.	Entire Agreement.
This Agreement, together with the Exhibits referred to herein and the agreements referenced herein, contain the entire agreement among the Parties with respect to the subject matter hereof and supersede all prior agreements, written or oral, with respect thereto.

Section 17.	Interpretation.
Interpretation of this Agreement shall be governed by the following rules of construction: (a) words in the singular shall be held to include the plural and vice versa, and words of one gender shall be held to include the other gender as the context requires; (b) references to the terms Preamble, Recitals, Article, Section, paragraph, Schedule and Exhibit are references to the Preamble, Recitals, Articles, Sections, paragraphs, Schedules and Exhibits to this Agreement unless otherwise specified; (c) references to “$” shall mean U.S. dollars; (d) the word “including” and words of similar import shall mean “including without limitation,” unless otherwise specified; (e) the word “or” shall not be exclusive; (f) the words “herein,” “hereof,” “hereunder” or “hereby” and similar terms are to be deemed to refer to this Agreement as a whole and not to any specific Section; (g) the headings are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement; (h) this Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the Party drafting or causing any instrument to be drafted; (i) if a word or phrase is defined, the other grammatical forms of such word or phrase have a corresponding meaning; (j) references to any statute, listing rule, rule, standard, regulation or other law include a reference to (A) the corresponding rules and regulations and (B) each of them as amended, modified, supplemented, consolidated, replaced or rewritten from time to time; (k) references to any section of any statute, listing rule, rule, standard, regulation or other law include any successor to such section; and (l) references to any Person include such Person’s predecessors or successors, whether by merger, consolidation, amalgamation, reorganization or otherwise. The Parties intend that the terms of this Agreement shall, to the fullest extent possible, be interpreted and applied consistently with the terms of the Coinsurance Agreement.

Section 18.	Waivers and Amendments.
This Agreement may be amended, superseded, canceled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by the Parties, or, in the case of a waiver, by the Party waiving compliance. No delay on the part of any Party on exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any Party of any right, power or privilege, nor any single or partial exercise of any other such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege. The rights and remedies herein provided are cumulative and, unless provided otherwise in this Agreement or the Coinsurance Agreement, are not exclusive of any rights or remedies that any Party may otherwise have at law or in equity.

Section 19.	Severability.
Any term or provision of this Agreement that is determined by a court of competent jurisdiction to be inoperative or unenforceable for any reason shall, as to that jurisdiction, be ineffective solely to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. If any provision of this Agreement is determined by a court of competent jurisdiction to be so broad as to be unenforceable, that provision shall be interpreted to be only so broad as is enforceable.

Section 20.	Execution in Counterparts.
This Agreement may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all, of the Parties. Each counterpart may be delivered by facsimile or electronic mail transmission, which transmission shall be deemed delivery of an originally executed document.
[Remainder of page intentionally left blank. Signature pages follow.]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed on the day and year first above written.

WILTON REASSURANCE COMPANY

By:	/s/ Michael Fleitz
Name:	Michael Fleitz
Title:	Chief Executive Officer

BANKERS LIFE AND CASUALTY COMPANY

By:	/s/ Erik M. Helding
Name:	Erik M. Helding
Title:	Executive Vice President and Chief Financial Officer

CITIBANK, N.A., as trustee

By:	/s/ Marc Fryburg
Name:	Marc Fryburg
Title:	Vice President
Investor Services
390 Greenwich St./3rd Fl.
New York, NY 10013

[Signature Page to Trust Agreement]

EXHIBIT A-1
INITIAL TRANSFERRED ASSETS
(Omitted)

EXHIBIT A-2

FORM OF LOAN ASSIGNMENT DOCUMENTS

(Omitted)

EXHIBIT B
DESIGNATED ADMINISTRATIVE ACCOUNT
(Omitted)

EXHIBIT C-1
FORM OF
BENEFICIARY WITHDRAWAL NOTICE

From:    Bankers Life and Casualty Company (“Beneficiary”)
To:    [Trustee] (the “Trustee”)
[Wilton Reassurance Company (“Grantor”)]1
Date:    [ ]

Re:	Trust Agreement dated as of [ ], among Wilton Reassurance Company (“Grantor”), the Beneficiary, and the Trustee (as amended, modified or supplemented from time to time, the “Trust Agreement”)

Ladies and Gentlemen:
We hereby give you notice pursuant to Section 2(a) of the Trust Agreement that the Beneficiary is entitled to withdraw the [sum of $_________] [following Trust Assets] from the Trust Account for the purposes permitted under Section 2(a) of the Trust Agreement and Section 4.7([a][b]) of the Coinsurance Agreement. Capitalized terms used in this letter but not defined herein shall have their respective meanings in the Trust Agreement.
[Specify list of Trust Assets to be withdrawn].

Payment or delivery should be made to [Insert account information] by the following method: [Describe method of cash transfer or Trust Assets to be withdrawn and delivery instructions].
Yours faithfully,

Bankers Life and Casualty Company
By: _________________________
Name:
Title:

________________________
1 Notice to Grantor required in connection with a Beneficiary withdrawal in accordance with Coinsurance Agreement Section 4.7(a).

EXHIBIT C-2
FORM OF
GRANTOR WITHDRAWAL NOTICE

From:	Wilton Reassurance Company (“Grantor”)
To:    [Trustee] (the “Trustee”)
Bankers Life and Casualty Company (the “Beneficiary”)
Date:    [ ]

Re:	Trust Agreement dated as of [ ], among the Grantor, the Beneficiary and the Trustee (as amended, modified or supplemented from time to time, the “Trust Agreement”)

Ladies and Gentlemen:
We hereby give you notice pursuant to Section 2(b) of the Trust Agreement that the Grantor is entitled to withdraw the [sum of $_________] [following Trust Assets] from the Trust Account for the purposes permitted under Section 2(b) of the Trust Agreement:
[Specify list of Trust Assets to be withdrawn].
The Grantor hereby certifies to the Trustee and Beneficiary that (i) the aggregate Statutory Book Value of the Eligible Assets in the Trust Account following such withdrawal will be at least equal to the Required Balance as of the most recent Accounting Period end and (ii) the ratio of the aggregate Statutory Book Value of the Eligible Assets held in the Trust Account to the aggregate Fair Market Value of such assets will not increase as a result of such withdrawal, other than de minimis increases associated with the removal of cash or cash equivalents.
Following delivery by the Trustee to the Beneficiary of a copy of this notice, payment or delivery should be made to [Insert account information] by the following method: [Describe method of cash transfer and/or delivery instructions for withdrawn Trust Assets], upon the first to occur of the following events, unless this notice shall have been earlier revoked by the undersigned:

(1)
the expiration of fifteen (15) days from and including the date of your receipt of this Grantor Withdrawal Notice without your having received any notice, given as provided in Section 14 of the Trust Agreement, from the Beneficiary disputing the amount requested for withdrawal by the undersigned in this Grantor Withdrawal Notice;

(2)	your receipt of a certificate signed by the undersigned and the Beneficiary fixing and determining the amount of Trust Assets, if any, the undersigned may withdraw from the Trust Account;

(3)
your receipt of a certificate from the undersigned certifying that a non-appealable award from an arbitration panel or judgment from a court of competent jurisdiction has been entered specifying the amount of Trust Assets which the undersigned may withdraw from the Trust Account, with a copy of such arbitration award or judgment attached; or

(4)	your receipt, in the manner provided in Section 14 of the Trust Agreement, of written confirmation from the Beneficiary consenting to the withdrawal requested in this Grantor Withdrawal Notice.

Yours faithfully,
Wilton Reassurance Company

By:	________________________________
Name:
Title:

EXHIBIT C-3

FORM OF DOCUMENT RELEASE LETTER

[Servicer]	Date: ___________

Re:	Servicing Agreement dated as of [______], between [Servicer] and []

In connection with the administration of the below [mortgage loan(s)/participations] serviced by you and the servicing file related thereto held by you as the Servicer, we request and authorize the release of the servicing file for the [loan/participation] described below to Citibank N.A., as Trustee (the “Trustee”) under the Trust Agreement dated as of [ ] among Bankers Life and Casualty Company (the “Beneficiary”), Wilton Reassurance Company (the “Grantor”) and the Trustee, or to the Beneficiary, in each case upon request of the Trustee.

Borrower’s Name:

Property Name & Address:

Loan Number:

Note Amount:

Mortgage Dated:

[Participation Interest:]

[___]

By:__________________
Name:________________
Title:_________________

By:__________________
Name:________________
Title:_________________

The undersigned Servicer hereby acknowledges its agreement to deliver the Servicing File to ____________ .

[Servicer]

By:

EXHIBIT C-4
FORM OF
FMV GRANTOR WITHDRAWAL NOTICE

From:	Wilton Reassurance Company (“Grantor”)
To:    [Trustee] (the “Trustee”)
Bankers Life and Casualty Company (the “Beneficiary”)
Date:    [ ]

Re:	Trust Agreement dated as of [ ], among the Grantor, the Beneficiary and the Trustee (as amended, modified or supplemented from time to time, the “Trust Agreement”)

Ladies and Gentlemen:
We hereby give you notice pursuant to Section 2(b) of the Trust Agreement that the Grantor is entitled to withdraw the [sum of $_________] [following Trust Assets] from the Trust Account for the purposes permitted under Section 2(b) of the Trust Agreement:
[Specify list of Trust Assets to be withdrawn].
The Grantor hereby certifies to the Trustee and the Beneficiary that the aggregate Fair Market Value of all Eligible Assets in the Trust Account plus the stated amount of any Qualifying Letters of Credit following such withdrawal will be at least equal to the Required Balance as of the most recent Accounting Period end.
Yours faithfully,
Wilton Reassurance Company

By:	_____________________
Name:
Title:

Consented to by:
Bankers Life and Casualty Company

By:	_____________________
Name:
Title:

EXHIBIT D-1
FORM OF
FMV TRIGGERING EVENT CERTIFICATION
From:    Bankers Life and Casualty Company (“Beneficiary”)

To:	[•] (“Grantor”)
[Trustee] (“Trustee”)
Date:    [ ]

Re:	FMV Triggering Event under the Trust Agreement dated as of [ ], among the Grantor, the Beneficiary and the Trustee (as amended, modified or supplemented from time to time, the “Trust Agreement”)

Ladies and Gentlemen:
We are writing in connection with the Trust Agreement dated as of [ ], among the Grantor, the Beneficiary and the Trustee (as amended, modified or supplemented from time to time, the “Trust Agreement”). Capitalized terms used in this letter but not defined herein shall have their respective meanings in the Trust Agreement.
We hereby certify to you pursuant to Section 9(a) of the Trust Agreement that a FMV Triggering Event is occurring and continuing as of the date hereof as follows:
[Describe applicable FMV Triggering Event]
This letter shall constitute a “FMV Triggering Event Certification” for purposes of Section 9(a) of the Trust Agreement.
Yours faithfully,

Bankers Life and Casualty Company

By:________________________
Name:
Title:

EXHIBIT D-2
FORM OF
NOTICE OF CURE OF FMV TRIGGERING EVENT
From:    Bankers Life and Casualty Company (“Beneficiary”)

To:	[•] (“Grantor”)
[Trustee] (“Trustee”)
Date:    [ ]

Re:	FMV Triggering Event under the Trust Agreement dated as of [ ], among the Grantor, the Beneficiary and the Trustee (as amended, modified or supplemented from time to time, the “Trust Agreement”)

Ladies and Gentlemen:
We make reference to our FMV Triggering Event Certification (as defined in the Trust Agreement) provided to the Trustee on [ ]. We hereby give you notice pursuant to Section 9(a) of the Trust Agreement that the FMV Triggering Event (as defined in the Trust Agreement) with respect to which such FMV Triggering Event Certification related is no longer continuing. From and after the date of this notice, without any further action on the part of the Beneficiary, the Grantor or the Trustee, the terms of Sections 2(b) and 3(c) of the Trust Agreement shall again become effective and the terms of Section 9(a) of the Trust Agreement shall be no longer effective until such time as you receive another FMV Triggering Event Certification.
Yours faithfully,

Bankers Life and Casualty Company

By:________________________
Name:
Title:

EXHIBIT D-3
FORM OF
RESERVE CREDIT EVENT CERTIFICATION
From:    Bankers Life and Casualty Company (“Beneficiary”)

To:	[•] (“Grantor”)
[Trustee] (“Trustee”)
Date:    [ ]

Re:	Reserve Credit Event under the Trust Agreement dated as of [ ], among the Grantor, the Beneficiary and the Trustee (as amended, modified or supplemented from time to time, the “Trust Agreement”)

Ladies and Gentlemen:
We are writing in connection with the Trust Agreement dated as of [ ], among the Grantor, the Beneficiary and the Trustee (as amended, modified or supplemented from time to time, the “Trust Agreement”). Capitalized terms used in this letter but not defined herein shall have their respective meanings in the Trust Agreement.
We hereby certify to you pursuant to Section 9(c) of the Trust Agreement that a Reserve Credit Event is occurring and continuing as of the date hereof as follows:
[Describe applicable Reserve Credit Event]
This letter shall constitute a “Reserve Credit Event Certification” for purposes of Section 9(c) of the Trust Agreement.
Yours faithfully,

Bankers Life and Casualty Company

By:________________________
Name:
Title:

EXHIBIT D-4
FORM OF
NOTICE OF CURE OF RESERVE CREDIT EVENT
From:    Bankers Life and Casualty Company (“Beneficiary”)

To:	[•] (“Grantor”)
[Trustee] (“Trustee”)
Date:    [ ]

Re:	Reserve Credit Event under the Trust Agreement dated as of [ ], among the Grantor, the Beneficiary and the Trustee (as amended, modified or supplemented from time to time, the “Trust Agreement”)

Ladies and Gentlemen:
We make reference to our Reserve Credit Event Certification (as defined in the Trust Agreement) provided to the Trustee on [ ]. We hereby give you notice pursuant to Section 9(c) of the Trust Agreement that the Reserve Credit Event (as defined in the Trust Agreement) with respect to which such Reserve Credit Event Certification related is no longer continuing. From and after the date of this notice, without any further action on the part of the Beneficiary, the Grantor or the Trustee, the terms of Section 2(c) of the Trust Agreement shall again become effective and the terms of Section 9(c) of the Trust Agreement shall be no longer effective until such time as you receive another Reserve Credit Event Certification.
Yours faithfully,

Bankers Life and Casualty Company

By:________________________
Name:
Title:

EXHIBIT E-1
FORM OF
DESIGNATED ADMINISTRATIVE ACCOUNT TRANSFER NOTICE
From:    Wilton Reassurance Company (“Grantor”)
To:    [Trustee] (the “Trustee”)
Cc: Bankers Life and Casualty Company (“Beneficiary”)
Date:    [ ]

Re:	Trust Agreement dated as of [ ], among the Grantor, the Beneficiary and the Trustee (as amended, modified or supplemented from time to time, the “Trust Agreement”)
Ladies and Gentlemen:
We hereby give you notice pursuant to Section 2(c) of the Trust Agreement that the Grantor is entitled to withdraw the sum of $[_________] in cash and cash equivalents from the Trust Account.
Payment or delivery should be made to [Insert account information] by the following method: [Describe method of cash transfer].
The Grantor hereby certifies that all conditions in Section 2(c) of the Trust Agreement with respect to the Grantor’s right to withdraw the amount specified herein have been satisfied.
Yours faithfully,
Wilton Reassurance Company

By: _________________________
Name:
Title:

EXHIBIT E-2
FORM OF
RCE DESIGNATED ADMINISTRATIVE ACCOUNT TRANSFER NOTICE
From:    Bankers Life and Casualty Company (“Beneficiary”)
To:    [Trustee] (the “Trustee”)
Cc: Wilton Reassurance Company (“Grantor”)
Date:    [ ]

Re:	Trust Agreement dated as of [ ], among the Grantor, the Beneficiary and the Trustee (as amended, modified or supplemented from time to time, the “Trust Agreement”)
Ladies and Gentlemen:
We hereby give you notice pursuant to Section 2(c) of the Trust Agreement that the Beneficiary is entitled to withdraw the sum of $[_________] in cash and cash equivalents from the Trust Account.
Payment or delivery should be made to [Insert account information] by the following method: [Describe method of cash transfer].
The Beneficiary hereby certifies that all conditions in Section 2(c) of the Trust Agreement with respect to the Beneficiary’s right to withdraw the amount specified herein have been satisfied.
Yours faithfully,
Bankers Life and Casualty Company

By: _________________________
Name:
Title:

Title:

EXHIBIT E-3

FORM OF GRANTOR SERVICING NOTICE

Wilton Reassurance Company (the “Grantor”), as grantor under the Trust Agreement dated as of [•] by and among Bankers Life and Casualty Company (the “Beneficiary”), the Grantor and Citibank N.A., as Trustee (the “Trustee”), hereby authorizes and directs the Trustee to deliver the following documentation for the [Mortgage Loan][Participation Asset] described below, in accordance with the directions set forth below:

Documentation for Mortgage Loan:

Loan Number:_____________
Loan Name:_______________
Original Principal Amount: $_______________
Collateral for Loan:____________________
Requested Documents:_______________________________________________

Delivery Directions:

Name:        _____________________
Address:    ______________________

This Notice is a “Grantor Servicing Notice” within the meaning of Section 2(b)(iv) of the Trust Agreement. Capitalized terms used herein but not otherwise defined shall have the respective meanings ascribed to them in the Trust Agreement. The Grantor hereby certifies to the Trustee that the withdrawal of the documentation for the Mortgage Loan specified herein (a) is required in connection with (i) the payoff of the [Mortgage Loan][Participation Asset], (ii) the sale of the [Mortgage Loan][Participation Asset] by the Grantor, or (iii) the modification, restructuring, foreclosure, deed-in-lieu or other liquidation of the property serving as collateral for the [Mortgage Loan][Participation Asset], or (b) has otherwise been reasonably requested by the Grantor.
Yours faithfully,
WILTON REASSURANCE COMPANY

By: _________________________ Name: Title:
By: _________________________ Name: Title:

EXHIBIT F
INVESTMENT GUIDELINES

The Portfolios .........................................................
These investment guidelines will apply to the Bankers Life and Casualty LTC Trust portfolio (the “Portfolio”). 100% of the assets in the Portfolio will be invested in eligible investments, as set forth below. The limitations set forth below will be applied to the entire Portfolio and not to sub-portfolios.

Asset Guidelines ....................................................
The Portfolio may be invested in the following eligible investments. No security in an asset class may be purchased if such purchase would cause the percentage of assets invested in the applicable asset class at the time of purchase to exceed the following percentage of total assets or if at the time of purchase the percentage of assets invested in the applicable asset class already exceeds the following percentage of total assets.

	(i)	U.S. Treasury and agency securities (100%);
(ii)
Agency and non-agency mortgage-backed securities (MBS) backed by loans secured by residential, multi-family and commercial properties including, but not limited to passthroughs, CMOs, REMICs, SMBS, project loans, and adjustable rate mortgages (50%), with no more than 20% invested in non-agency residential MBS;

	(iii)	Obligations of domestic U.S. Corporate issuers (85%) and together with obligations of foreign corporations based on ultimate parent country of risk (90%);
	(iv)	Taxable and tax exempt municipal securities (20%);
	(v)	Bank loans (10%);
	(vi)	Convertible preferred stocks and convertible bonds (5%);
(vii)
Obligations of foreign corporations based on ultimate parent country of risk (20%), with no more than 10% invested in obligations of foreign corporations based in countries identified in the MSCI Emerging Markets Index and the MSCI Frontier Markets Index;

(viii)	Asset-backed securities, including collateralized loan obligations (30%);
(ix)	Securities senior to common equity as to which dividends may not be declared or coupon payments may be deferred without penalty (10%);
(x)	Money market instruments (100%);
(xi)	Obligations of foreign governments and supra-national organizations (8%);
(xii)	Exchange traded funds (5%);
(xiii)	Equity participations in business entities (including limited partnership interests) (10%); and
(xiv)	Commercial mortgage loans (15%).
The Portfolio may purchase private placements and Rule 144A securities in accordance with the above limitations. Securities with a Delaware co-issuer will be considered to be domestic securities.

Investments not specifically permitted are prohibited. Investments outside of the eligible investments above require approval from Bankers Life and Casualty Company or its designated representatives. No investments shall be made in issuers who are, or whose country of domicile is, prohibited by the Office of Foreign Assets Control of the United States Department of Treasury. Related party transactions (including cross trades) are prohibited, except to the extent utilized to remedy over funding or under funding of the Portfolio relative to the required trust balance.

Asset Allocation ....................................................
Except for Treasury securities, Agency debentures, Agency pass-throughs and Agency REMICS, no security may be purchased if such purchase would cause the securities of a single issuer to exceed the following percentages of assets at the time of purchase and no security may be purchased if the percentage of assets invested in the securities of such issuer at the time of purchase already exceeds the following percentages of total assets:

Issuers rated Aa3/AA- and higher 2.0%
Issuers rated A1/A+ to A3/A-                                   1.5%
Issuers rated Baa1/BBB+ to Baa3/BBB-                     1.0%
Issuers rated Ba1/BB+ and lower                                    0.5%
The maximum amount invested in a single money market fund is limited to 10% of total assets per fund.

Credit Criteria ..........................................................
Each security in the Portfolio (other than those identified under (xiii) and (xiv) of the Asset Guidelines) must (i) have a credit rating from a nationally recognized statistical rating organization (“NRSRO”) included by the Securities Valuation Office (“SVO”) of the NAIC in the list of Credit Rating Providers whose ratings are accepted for the determination of equivalent NAIC SVO designations under the FE rule or (ii) be listed with the SVO of the NAIC. The Portfolio will have a target minimum credit rating of Baa1/BBB+. No security may be purchased if such purchase would cause more than 10% of the assets to be invested in securities that are rated below Baa3/BBB- and no security rated below Baa3/BBB- may be purchased if the percentage of assets invested in securities rated below Baa3/BBB- at the time of purchase already exceeds 10%.

Money market instruments must be rated A-2 or P-2 or better at the time of purchase.
Commercial mortgage loans must be rated CM-2 or better and have a maximum loan-to-value ratio of 80% at the time of purchase.

Rating Methodology ................................................
For purposes of these investment guidelines, ratings are as determined by NRSROs which have been included by the NAIC SVO in the list of Credit Rating Providers whose ratings are accepted for the determination of equivalent NAIC SVO designations under the FE rule. Securities with two NRSRO ratings will be deemed to have the lower rating; securities with three NRSRO ratings will be deemed to have the middle rating. Securities with more than three NRSRO ratings will be deemed to have the rating assigned by the lower of the highest two rank- ordered ratings. Structured securities subject to the financial modeling methodology with NAIC designation assigned pursuant to SSAP 43R will be deemed to have a rating equivalent to the next to lowest NRSRO rating associated with such NAIC designation under the FE Rule. If a security (other than those identified under (xiii) and (xiv) of the Asset Guidelines) is not rated by an NRSRO on the list of Credit Rating Providers or listed with the NAIC SVO at the time of purchase, Wilton Reassurance Company or its designee will apply to have such security listed with the NAIC SVO prior to the end of the quarter in which such security is purchased. Securities not rated by an NRSRO but filed and pending with the SVO will be assigned a rating equivalent to the next to lowest NRSRO rating associated with such NAIC designation under the FE Rule.

Other Investment Practices ......................................
Temporary Cash balances may be invested by the Investment Managers in a money market instrument (A2/P2 or better, less than 390 days), in a client and NAIC approved commingled 2A-7 Money Market Fund or in a commingled Stable Dollar NAV Fund.

The Portfolio may purchase securities on a when-issued basis or for forward delivery. The Portfolio must take physical delivery of these securities.

The Portfolio may enter into repurchase agreements collateralized 102% with securities identified under (i) of the Asset Guidelines. The maximum term of these agreements will be 90 days, and the collateral must be marked to market daily.

The Portfolio may enter into securities lending and reverse repurchase agreements subject to the following conditions: 1) All transactions shall be evidenced by a written PSA Global Master Repurchase Agreement or Bond Market Association Master Repurchase Agreement, and a printed confirmation of each trade must be received from the counterparty to each trade. 2) Transactions must be collateralized by cash or eligible securities and the collateral must be marked to market each business day and adjusted as needed during the term of the loan to maintain collateralization. Transactions are required to maintain minimum collateralization levels of no less than 95%. 3) Any transaction entered into pursuant to this section may be terminated at a specified time or upon the earlier demand of Wilton Reassurance Company. 4) Any cash received by the Portfolio in a transaction may be invested in any eligible investment and in a manner that recognizes the liquidity needs of the transaction or used by the Portfolio for its general corporate purposes. 5) Securities lending and reverse repurchase agreements are limited to a maximum exposure of 25% of market value.

Counterparty exposure to repurchase agreements, securities lending or reverse repurchase agreements may not be increased if, when aggregated with all other investment exposures to the same counterparty, such exposure exceeds the following percentages:
Issuers rated Aa3/AA- and higher 3.0%
Issuers rated A1/A+ to A3/A- 2.5%
Issuers rated Baa1/BBB+ to Baa3/BBB- 2.0%
Issuers rated Ba1/BB+ and lower 1.0%

Specific authority is required for use of any derivatives other than those used solely for credit hedging or duration management purposes. The term “derivatives” for this purpose will include any item appropriately reported in schedule DB, derivative instruments, or schedule DC, insurance futures and insurance futures options, of an insurer’s statutory financial statement, or successor schedules, as provided under applicable annual statement instructions or statutory accounting guidelines. Derivative instruments include, among other things, options, warrants used in hedging transactions and not attached to another financial instrument, caps, floors, collars, swaps, swaptions, forwards, futures and any other agreements (in the nature of bilateral contracts, options, or otherwise) or substantially similar instruments, or any series or combination thereof, and any agreements (in the nature of bilateral contracts, options, or otherwise).

Custodian ............................................................
As selected by the Wilton Reassurance Company. Custodian shall have and maintain reasonable and customary standards of business practice including but not limited to: controls, reconciliations of daily activity and cash, valuation and automation.

Statutory Guidelines............................................................
Only investments permitted by the applicable insurance regulations (in effect at the time of measurement) of the statutory domicile of the ceding company shall be permitted. If there is a discrepancy between the above referenced guidelines and such regulations, the more restrictive limits will apply.

Reporting Guidelines............................................................
Wilton Reassurance Company or its designated representatives will provide Bankers Life and Casualty Company or its designated representatives with reports and analyses by the 15th of each month demonstrating that the Portfolio complies with these guidelines as of the end of the prior month. Such reports should include current balances and detailed asset listings, including fair market value and credit rating. Compliance with these guidelines will be determined by statutory book value.

Changes to Guidelines............................................................	Wilton Reassurance Company shall have the right to revise these guidelines with the prior written consent of Bankers Life and Casualty Company.

EXHIBIT G-1

CHECKLIST FOR TRANSFERS OF ELIGIBLE DERIVATIVES TO CITIBANK, N.A. (“TRUSTEE”)
(Omitted)

EXHIBIT G-2

CHECKLIST FOR TRANSFERS OF EQUITY INVESTMENTS TO CITIBANK, N.A. (“TRUSTEE”)
(Omitted)

EXHIBIT G-3

CHECKLIST FOR TRANSFERS OF MORTGAGE LOANS TO CITIBANK, N.A. (“TRUSTEE”)

(Omitted)

EXHIBIT G-4

CHECKLIST FOR TRANSFERS OF PRIVATE PLACEMENTS TO CITIBANK, N.A. (“TRUSTEE”)
(Omitted)